Franklin
California High Yield
Municipal Fund

Franklin Municipal Securities Trust


PROSPECTUS      October 1, 1995


777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777     1-800/DIAL BEN


Franklin California High Yield Municipal Fund (the "Fund"), a separate non-diversified series of Franklin Municipal Securities Trust, seeks to provide investors with a high current yield exempt from federal and California personal income taxes by investing in lower-rated or unrated municipal securities. As a secondary objective, the Fund will seek capital appreciation to the extent that this is possible and is consistent with its principal investment objective. There can be no assurance that the Fund's investment objectives will be met.

The Fund invests primarily in municipal securities issued by California and its political subdivisions, agencies and instrumentalities which pay interest exempt, in the opinion of counsel, from California state and regular federal income taxes.

Although exempt from regular federal and state personal income tax, interest paid on certain types of municipal obligations is deemed to be a preference item under federal income tax law and subject to the federal alternative minimum tax. It is possible that the Fund's investments could consist entirely of bonds subject to the federal alternative minimum tax.

The Fund may invest up to 100% of its portfolio in non-investment grade bonds, commonly known as "junk bonds," which entail default and other risks greater than those associated with higher-rated securities. Investors should carefully assess the risks associated with an investment in the Fund in light of the securities in which the Fund invests. See "Investment Risk Considerations - Risk Factors Relating to High Yielding, Fixed-Income Securities" under "Investment Objectives and Policies of the Fund."

This Prospectus is intended to set forth in a clear and concise manner information about the Fund that a prospective investor should know before investing. After reading the Prospectus, it should be retained for future reference; it contains information about the purchase and sale of shares and other items which a prospective investor will find useful to have.

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank; further, such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Fund involve investment risks, including the possible loss of principal.

A Statement of Additional Information ("SAI"), concerning the Trust and its series, dated October 1, 1995 and as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Trust or from the Trust's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.

This Prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this Prospectus. Further information may be obtained from the underwriter.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents                                Page

Expense Table...........................   3
Financial Highlights....................   4
About the Trust.........................   4
Investment Objectives and
 Policies of the Fund...................   5
Management of the Fund..................  12
Distributions to Shareholders...........  14
Taxation of the Fund
 and Its Shareholders...................  15
How to Buy Shares of the Fund...........  17
Other Programs and Privileges
 Available to Fund Shareholders.........  22
Exchange Privilege......................  24

How to Sell Shares of the Fund..........  25
Telephone Transactions..................  29
Valuation of Fund Shares................  30
How to Get Information Regarding
 an Investment in the Fund..............  30
Performance.............................  31
General Information.....................  32
Account Registrations...................  33
Important Notice Regarding
 Taxpayer IRS Certifications............  34
Portfolio Operations....................  34
Risk Factors in California..............  35
Appendix - Description of Municipal
 Securities Ratings.....................  36


Expense Table



The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly in connection with an investment in the Fund. These figures are based on aggregate annual operating expenses of the Fund, before advance fee waivers and expense reductions, for the fiscal year ended May 31, 1995.

Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price).............................      4.25%
Deferred Sales Charge............................................      NONE*
Annual Fund Operating Expenses
 (as a percentage of average net assets)
Management Fees..................................................      0.62%+
12b-1 Fees.......................................................      0.09%++
Other Expenses
  Reports to shareholders...............................   0.04%
  Professional fees.....................................   0.04%
  Other expenses........................................   0.09%
Total Other Expenses.............................................      0.17%
Total Fund Operating Expenses....................................      0.88%+

*Investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month of such investments. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

+Represents the management fee before any fee waiver by the investment manager. The investment manager has agreed in advance, however, to waive all of its management fees and to make certain payments to reduce expenses. With this waiver and expense reduction, the Fund paid no management fees and total operating expenses represented 0.20% of the average net assets of the Fund.

++Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an individual's own investment in the Fund. Rather, the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of this Prospectus.

Example

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period:

                     One Year*    Three Years  Five Years      Ten Years
                        $51           $69          $89           $146

*assumes that a contingent deferred sales charge will not apply.

This example is based on the aggregate annual operating expenses, before advance fee waivers or expense reductions, shown above and should not be considered a representation of past or future expenses, which may be more or less than those shown. The operating expenses are borne by the Fund and only indirectly by shareholders as a result of their investment in the Fund. See "Management of the Fund" for a description of the Fund's expenses. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.

Financial Highlights

Set forth below is a table containing the financial highlights for a share of the Fund from the effective date of the Fund's registration statement, as indicated below, through the period ended May 31, 1995. The information for the periods ended May 31, 1994 and 1995 has been audited by Coopers & Lybrand L.L.P., independent auditors whose audit report appears in the financial statements in the Trust's Annual Report to Shareholders dated May 31, 1995. See the discussion "Reports to Shareholders" under "General Information."

                                                        Distri-
                            Net               Distri-   butions                             Net
        Net Asset  Net  Realized &   Total    butions    From           Net Asset         Assets    Ratio of
Period   Value   Invest-Unrealized   From    From Net  Realized  Total   Value            at End    Expenses    Net Income Portfolio
Ended  Beginning  ment  Gain(Loss) InvestmentInvestment Capital  Distri- at End    Total  of Period to Average  to Average  Turnover
May 31 of Period Incomeon SecuritiesOperationsIncome  Gain (Loss)bution of Period Return+(in 000's) Net Assets++Net Assets    Rate

1993**  $10.00   $.03    $(.060)    $(.030)    $  -      $  -      $  -   $9.97   (3.60)%*  $ 2,245     -%       3.85%*     8.89%
1994      9.97    .53     (.199)      .331    (.558)    (.013)    (.571)   9.73    3.22      31,938    .07       6.14      40.74%
1995      9.73    .66      .176       .836    (.636)        -     (.636)   9.93    9.08      51,102    .20       6.89      57.06



*Annualized

**For the period May 3, 1993 (effective date of registration) to May 31, 1993.

+Total return measures the change in value of an investment over the periods indicated. It does not include the maximum initial sales charge and assumes reinvestment of dividends and capital gains at net asset value.

++During the period indicated, Franklin Advisers, Inc., the investment manager, agreed to waive in advance its management fees and made payments of other expenses incurred by the Fund. Had such action not been taken, the ratio of operating expenses to average net assets would have been as follows:

                                1993**................. 1.42%*
                                1994...................87
                                1995...................88


About the Trust

The Fund is a non-diversified series of the Trust, an open-end management investment company commonly called a "mutual fund." The Trust was organized in Delaware as a business trust and is registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund and the other series of the Trust each issue a separate series of shares of beneficial interest and maintain a totally separate investment portfolio.

The Board of Trustees of the Trust (the "Board") may determine, at a future date, to offer shares of the Fund in one or more "classes" to permit the Fund to take advantage of alternative methods of selling Fund shares. "Classes" of shares represent proportionate interests in the same portfolio of investment securities but with different rights, privileges and attributes, as determined by the trustees. Certain funds in the Franklin Templeton Funds, as that term is defined under "How to Buy Shares of the Fund," currently offer their shares in two classes, designated "Class I" and "Class II." Because the Fund's sales charge structure and plan of distribution are similar to those of Class I shares, shares of the Fund may be considered Class I shares for redemption, exchange and other purposes.

Shares of the Fund may be purchased (minimum investment of $100 initially and $25 thereafter) at the current public offering price, which is equal to the Fund's net asset value (see "Valuation of Fund Shares") plus a sales charge not exceeding 4.25% of the offering price. See "How to Buy Shares of the Fund."

Investment Objectives
and Policies of the Fund

The Fund's principal and secondary investment objectives and other fundamental policies may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund, as defined in the 1940 Act. The Fund seeks to provide investors with a high current yield exempt from federal and California state personal income taxes by investing in lower-rated or unrated municipal securities. As a secondary objective, the Fund will seek capital appreciation to the extent this is possible and is consistent with its principal investment objective. There, of course, can be no guarantee that the Fund's objectives will be achieved.

The Fund invests primarily in municipal securities issued by California and its political subdivisions, agencies and instrumentalities, and in any municipal obligations of non-state issuers which pay interest exempt from regular federal and California personal income taxes. Under normal market conditions, the Fund will invest at least 65% of its total assets in municipal securities which pay interest exempt from California personal income tax.

Under normal market conditions, the Fund attempts to invest 100% and, as a matter of fundamental policy, will invest at least 80% of its net assets in municipal securities, the interest on which is exempt from regular federal income taxes. Although exempt from regular federal income tax, interest paid on certain types of municipal obligations, such as "private activity bonds," and the dividends to be paid by the Fund therefrom, is deemed to be a preference item under the federal alternative minimum tax system and therefore subject to the federal alternative minimum tax. As a result, dividends that would otherwise be tax-exempt may not be completely tax-exempt to an investor who is subject to the federal alternative minimum tax, and, therefore, an investment in the Fund may not be appropriate for such an investor.

Thus, it is possible, although not anticipated, that up to 20% of the Fund's net assets could be in obligations subject to regular federal taxation and/or up to 35% of the Fund's total assets could be in municipal securities from other states. In addition, it is possible that the Fund's investments could consist entirely of bonds subject to the federal alternative minimum tax.

The interest on bonds issued to finance public purpose state and local government operations is generally tax-exempt for regular federal income tax purposes. Interest on certain "private activity bonds" (including those for housing and student loans) issued after August 7, 1986, while still tax-exempt, constitutes a preference item for taxpayers in determining the federal alternative minimum tax under the Internal Revenue Code of 1986, as amended (the "Code"), and under the income tax provisions of some states. This interest could subject a shareholder to, or increase liability under, the federal alternative minimum tax, depending on the shareholder's tax situation. In addition, all distributions derived from interest exempt from regular federal income tax may subject a corporate shareholder to, or increase liability under, the federal alternative minimum tax because such distributions are included in the corporation's "adjusted current earnings." In states with a corporate franchise tax, distributions of the Fund may also be fully taxable to a corporate shareholder under the state franchise tax system.

Consistent with the Fund's investment objectives, the Fund may acquire such private activity bonds if, in the investment manager's opinion, such bonds represent the most attractive investment opportunity then available to the Fund. As of May 31, 1995, the Fund had derived 7.62% of its income from bonds, the interest on which constitutes a preference item subject to the federal alternative minimum tax for certain investors.

In the event the rating on an issue held in the Fund's portfolio is changed by a nationally recognized statistical rating organization ("NRSRO"), such event will be considered by the Fund in its evaluation of the overall investment merits of that security but will not necessarily result in an automatic sale of the security. A description of the ratings is contained in Appendix B of this Prospectus.

For temporary defensive purposes only, when the investment manager believes that market conditions, such as rising interest rates or other adverse factors, would cause serious erosion of portfolio value, the Fund may invest (i) more than 20% of its assets (which could be up to 100%) in fixed-income obligations the interest on which is subject to regular federal income tax and (ii) more than 35% of the value of its total assets (which could be up to 100%) in instruments the interest on which is exempt from regular federal income taxes but not California personal income tax. Any such temporary taxable investments will be limited to obligations issued or guaranteed by the full faith and credit of the U.S. government, commercial paper rated P-1 by Moody's, A-1 by S&P, or F-1+ by Fitch, or obligations of domestic banks with assets of $1 billion or more.

The Fund may borrow from banks for temporary or emergency purposes up to 5% of its total assets and pledge up to 5% of its total assets in connection therewith. Consistent with procedures approved by the Board of Trustees, the Fund may also lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 10% of the value of the Fund's total assets at the time of the most recent loan. The Fund currently intends to limit its lending of securities to no more than 5% of its total assets.

The Fund expects that its portfolio turnover rate will generally not exceed 100%, but this rate should not be construed as a limiting factor in the operation of the Fund's portfolio.

Municipal Securities

The term "municipal securities," as used in this Prospectus, means obligations issued by or on behalf of California, obligations of non-state issuers, such as the territories and possessions of the United States ("U.S."), any state, or the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income tax. A portion or all of the interest on such securities may be deemed to be preference items under the federal alternative minimum tax system and thus subject to the federal alternative minimum tax. An opinion as to the tax-exempt status of a municipal security generally is rendered to the issuer by the issuer's counsel at the time of issuance of the security.

Municipal securities are used to raise money for various public purposes such as constructing public facilities and making loans to public institutions. Certain types of municipal bonds are issued to provide funding for privately operated facilities. Further information on the maturity and funding classifications of municipal securities is included in the SAI.

The Fund has no restrictions on the maturities of municipal securities in which the Fund may invest. The manager will consider the Fund's investment objective and current market conditions in determining which securities to buy or hold.

It is possible that the Fund from time to time will invest more than 25% of its assets in a particular segment of the municipal securities market, including, but not limited to, hospital revenue bonds, housing agency bonds, tax-exempt industrial development revenue bonds, transportation bonds, or pollution control revenue bonds. In such circumstances, economic, business, political, or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or declining markets or need for the projects) might also affect other bonds in the same segment, thereby potentially increasing market risk.

Yields on municipal securities vary, depending on a variety of factors, including the general condition of the financial markets and of the municipal securities market, the size of a particular offering, the maturity of the obligation and the credit rating of the issuer. Generally, municipal securities of longer maturities produce higher current yields than municipal securities with shorter maturities but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower-rated municipal securities generally produce a higher yield than higher-rated municipal securities due to the perception of a greater degree of risk as to the ability of the issuer to make timely payment of principal and interest on its obligations.

The Fund may invest in variable or floating rate demand notes ("VRDNs"). VRDNs are tax-exempt obligations which bear interest at rates that are not fixed, but that vary with changes in prevailing market rates on predesignated dates, and which carry a demand feature that permits the Fund to tender the obligation back to the issuer or a third party at par value plus accrued interest prior to maturity, according to the terms of the obligation, which amount may be more or less than the amount the Fund paid for such obligation. Frequently, VRDNs are secured by letters of credit or other credit support arrangements. Because of the demand feature, the prices of VRDNs may be higher and the yields lower than they otherwise would be for obligations without a demand feature. The Fund will limit its purchase of municipal securities that are floating rate and variable rate obligations to those meeting the quality standards set forth in this Prospectus.

The Fund may purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. These transactions are subject to market fluctuation and the value at delivery may be more or less than the purchase price. Although the Fund will generally purchase municipal securities on a when-issued basis with the intention of acquiring such securities, it may sell such securities before the settlement date if it is deemed advisable. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with its investment objective and policies and not for the purpose of investment leverage.

The Fund may also invest in municipal lease obligations, primarily through Certificates of Participation ("COPs"). COPs, which are widely used by state and local governments to finance the purchase of property, function much like installment purchase agreements. For example, COPs may be created when long-term lease revenue bonds are issued by a governmental corporation to pay for the acquisition of property or facilities which are then leased to a municipality. The payments made by the municipality under the lease are used to repay interest and principal on the bonds issued to purchase the property. Once these lease payments are completed, the municipality gains ownership of the property for a nominal sum. This lease format is generally not subject to constitutional limitations on the issuance of state debt, and COPs enable a governmental issuer to increase government liabilities beyond constitutional debt limits.

A feature which distinguishes COPs from municipal debt is that the lease which is the subject of the transaction must contain a "nonappropriation" or "abatement" clause. A nonappropriation clause provides that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease without penalty if the municipality's appropriating body does not allocate the necessary funds. Local administrations, being faced with increasingly tight budgets, therefore have more discretion to curtail payments under COPs than they do to curtail payments on traditionally funded debt obligations. If the government lessee does not appropriate sufficient monies to make lease payments, the lessor or its agent is typically entitled to repossess the property. The private sector value of the property may be more or less than the amount the government lessee was paying.

The Board reviews the COPs held in the Fund's portfolio to assure that they constitute liquid investments based on various factors reviewed by the investment manager and monitored by the Board. Such factors include (a) the credit quality of such securities and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are of comparable quality to the rating required for the Fund's investment, including an assessment of the likelihood that the leases will not be canceled;
(b) the size of the municipal securities market, both in general and with respect to COPs; and (c) the extent to which the type of COPs held by the Fund trade on the same basis and with the same degree of dealer participation as other municipal bonds of comparable credit rating or quality. While there is no limit as to the amount of assets which the Fund may invest in COPs, as of May 31, 1995, the Fund held 18.50% of its total net assets in COPS and other municipal leases.

The Fund may purchase and hold callable municipal bonds which contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specified price which typically reflects a premium over the bonds' original issue price. These bonds generally have call protection (that is, a period of time during which the bonds may not be called) which usually lasts for 5 to 10 years, after which time such bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them, during periods of declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If the purchase price of such bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the Fund, depending on the price at which such bonds were redeemed.

Investment Risk Considerations

While an investment in the Fund is not without risk, certain policies are followed in managing the Fund which may help to reduce such risk. There are two categories of risks to which the Fund is subject: credit risk and market risk. Credit risk is a function of the ability of an issuer of a municipal security to maintain timely interest payments and to pay the principal of a security upon maturity. It is generally reflected in a security's underlying credit rating and its stated interest rate (normally the coupon rate). A change in the credit risk associated with a municipal security may cause a corresponding change in the security's price.

Market risk is the risk of price fluctuation of a municipal security caused by changes in general economic and interest rate conditions generally affecting the market as a whole. A municipal security's maturity length also affects its price. As with other debt instruments, the price of the debt securities in which the Fund invests are likely to decrease in times of rising interest rates. Conversely, when rates fall, the value of the Fund's debt investments may rise. Price changes of debt securities held by the Fund have a direct impact on the net asset value per share of the Fund securities, and there are certain specific factors and considerations concerning California which may affect the credit and market risk of the these municipal securities. These factors are described in "Risk Factors in California" below and in greater detail in the SAI.

As a non-diversified Fund, there is no restriction under the 1940 Act on the percentage of assets that may be invested by the Fund at any time in the securities of any one issuer. However, the Fund intends to comply with the asset diversification, income, distribution and other requirements of the Code applicable to "regulated investment companies" so that it will not be subject to federal income tax and distributions to shareholders will be free from regular federal income tax to the extent that they are derived from municipal securities. Accordingly, the Fund will not purchase a security if, as a result, more than 25% of its total assets would be invested in the securities of a single issuer, or with respect to 50% of its total assets, more than 5% of such assets would be invested in the securities of a single issuer. To the extent the Fund is not fully diversified under the 1940 Act, it may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if the Fund were more broadly diversified.

The Fund seeks to provide California investors with a high current yield exempt from federal and California personal income taxes by investing primarily in lower-rated or unrated municipal securities. Higher yields are ordinarily available from securities in the lower-rated categories of the NRSRO (that is, municipal securities rated Baa or lower by Moody's Investors Service ("Moody's"), BBB or lower by S&P), or BBB or lower by Fitch Investors Service, Inc. ("Fitch") or from unrated securities of comparable quality. These ratings represent the opinions of the NRSROs with respect to the generally higher risk associated with the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality but will be considered in connection with the investment of the Fund's assets.

The Fund may invest in municipal securities regardless of their rating (including municipal securities in the lowest-rating categories) or in unrated securities. It will generally invest in municipal securities which have received one of the middle four ratings assigned by Moody's (Ba, B, Caa and Ca), S&P (BB, B, CCC and CC), or Fitch (BB, B, CCC and CC) or in unrated securities which are judged by management to be of equal quality. Securities in these ratings categories are regarded, on balance, as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. The Fund may invest in municipal securities regardless of their rating, including, from time to time, defaulted debt securities if, in the opinion of the investment manager, the issuer may resume interest payments or other advantageous developments appear likely, in the near term. The Fund will not invest more than 5% of its total assets (at the time of purchase) in defaulted securities. A purchase of a security which is in default carries a high degree of risk and may have the consequence that interest payments with respect to such security may be reduced, deferred, suspended, or canceled, causing the loss of the entire amount of the investment. See also the disclosure of lower-rated securities below under "Risk Factors Relating to High Yielding, Fixed-Income Securities." While it is expected that the portfolio of the Fund will normally consist of lower-rated, higher yielding bonds, there may be instances when the portfolio will contain medium grade (BBB or Baa rated), lower yielding bonds because adequate quantities of attractive lower-rated bonds are not available at that time. In addition, there may be times when, due to unusual market conditions, or when the difference in yields on higher and lower-rated bonds is narrowed to the extent that higher risk is not justified by higher return, that the Fund may acquire higher-rated bonds for its portfolio. It is expected that the Fund's portfolio will generally consist of longer-term municipal securities as these normally return higher yields than short-term issues.

Risk Factors Relating to High Yielding,
Fixed-Income Securities

The portfolio of the Fund is subject to greater risks due to its ability to invest in municipal securities rated below investment grade by the NRSROs, or which are unrated by an NRSRO but deemed by the investment manager to be of comparable quality. The market values of such securities, commonly known as junk bonds, tend to reflect individual developments affecting the issuer to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. These lower-rated fixed-income securities are considered by the NRSROs, on balance, to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. Even securities rated BBB or Baa by S&P, Moody's or Fitch, ratings which are considered investment grade, possess some speculative characteristics.

Projects which are financed by the issuance of high yielding, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with acquiring the securities of such issuers is generally greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, projects financed by high yielding securities may experience financial stress. During such periods, such projects may not have sufficient cash flow to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments, or the issuer's inability to meet specific projected revenue forecasts, or by the unavailability of additional financing.

To the extent the secondary trading market for a particular high yielding, fixed-income security does exist, it is generally not as liquid as the secondary market for higher-rated securities. Reduced liquidity in the secondary market may have an adverse impact on market price and the Fund's ability to dispose of particular issues, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of the issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Current value for these high yield issues are obtained from pricing services and/or a limited number of dealers and may be based upon factors other than actual sales. (See "Valuation of Fund Shares.")

Factors adversely impacting the market value of high yielding securities may adversely impact the Fund's net asset value. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The Fund will rely on the investment manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the investment manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

As of May 31, 1995, none of the issues in the Fund's portfolio were in default, and none have been in default since the Fund's inception. Current prices for defaulted bonds are generally significantly lower than their purchase price, and if the Fund later has defaulted bonds, the Fund may have unrealized losses on such defaulted securities which are reflected in the price of the Fund's shares. In general, securities which default lose much of their value in the time period prior to the actual default so that the Fund's net assets are impacted prior to the default. The high yield securities market is relatively new and much of its growth prior to 1990 paralleled a long economic expansion. The recent recession disrupted the market for high yield securities and adversely affected the value of outstanding securities and the ability of issuers of such securities to meet their obligations. Those adverse effects may continue even as the economy recovers. The Fund may retain an issue which has defaulted because such issue may present an opportunity for subsequent price recovery. As previously noted, the Fund may also, consistent with its investment objectives and policies purchase debt obligations of issuers not currently paying interest as well as issuers that are in default. Issues that are in default carry a high degree of risk and may have the consequence that interest payments with respect to such securities may be reduced, deferred, suspended, eliminated or never begin, and may have the further consequences that principal payments may likewise be reduced, suspended or canceled, causing the loss of the entire amount of the investment.

As of May 31, 1995, approximately 23.35% of the Fund's assets were invested in municipal securities which were rated lower than investment grade (rated below the four highest grades assigned by the NRSROs) or in securities unrated by any NRSRO but deemed by the investment manager to be of comparable credit characteristics. (A breakdown of the bonds' ratings in the Fund's portfolio, based on a dollar weighted average for the fiscal year ended May 31, 1995, is included in the "Asset Composition Table" below.)

Because of the Fund's policy of seeking high current yield and its ability to invest in lower-grade debt securities including defaulted securities, a higher degree of risk accompanies an investment in the Fund's shares than is the case in a more conservative tax-free, income-type investment company. As with any other investment, there is no assurance that the Fund's objective will be obtained.

The Fund's investment in lower-rated, unrated, and zero coupon municipal securities may cause this Fund to recognize income and make distributions to shareholders prior to the receipt of cash payments by the Fund. For example, with respect to any non-performing obligations, this Fund may be required to accrue as income the original amount of interest due on its obligations even though such interest is not received by the Fund. In order to generate cash to satisfy the Fund's distribution requirements, it may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. The SAI contains more information about zero coupon bonds.

Asset Composition Table

A credit rating by an NRSRO evaluates only the safety of principal and interest of the bond, and does not specifically consider the market value risk associated with an investment in such a bond. The table below shows the percentage invested in each of the specific S&P rating categories and those that are not rated but deemed by the investment manager to be of the same credit quality. The information was prepared based on a dollar weighted average of the Fund's portfolio based on month-end assets for each of the 12 months in the fiscal year ended May 31, 1995. The Appendix to this Prospectus includes a description of each rating category.

                               Average Weighted
S&P Rating                   Percentage of Assets
AAA...........................       1.54%
AA............................       4.29
A.............................      28.25
A*............................       1.41
BBB...........................      19.66
BBB*..........................      21.50
BB*...........................      23.35

*Not rated by the NRSROs. Indicates an internal rating by the Fund's investment manager.

How Shareholders Participate
in the Results of the Fund's Activities

The assets of the Fund are invested in portfolio securities. If the securities owned by the Fund increase in value, the value of the shares of the Fund which the shareholder owns will increase. If the securities owned by the Fund decrease in value, the value of the shareholder's shares will also decline. In this way, shareholders participate in any change in the value of the securities owned by the Fund.

In particular, changes in interest rates will affect the value of the Fund's portfolio and thus its share price. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of Fund shares. History reflects both increases and decreases in the prevailing rate of interest and these may reoccur unpredictably in the future.

Management of the Fund

The Board has the primary responsibility for the overall management of the Trust and for electing the officers of the Trust who are responsible for administering its day-to-day operations.

Franklin Advisers, Inc. ("Advisers" or "Manager"), serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly-owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its various subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (115 separate series) with aggregate assets of over $77 billion, approximately $40.8 billion of which are in the municipal securities market.

Pursuant to the management agreement, the Manager supervises and implements the Fund's investment activities and provides certain administrative services and facilities which are necessary to conduct the Fund's business.

During the fiscal year ended May 31, 1995, management fees, before any advance waiver, totaled .62% of the average monthly net assets of the Fund. Total operating expenses, including management fees before any advance waiver, totaled
 .88% of the average monthly net assets of the Fund. Pursuant to an agreement by Advisers to waive its fees, the Fund paid no management fees and paid operating expenses totaling 0.20% of the average monthly net assets of the Fund.

It is not anticipated that the Fund will incur a significant amount of brokerage expenses because municipal securities are generally traded in principal transactions which involve the receipt by the broker of a spread between the bid and the ask prices for the securities, and not the receipt of commissions. To the extent that the Fund does participate in transactions involving brokerage commissions, it is the Manager's responsibility to select brokers through whom such transactions will be effected. The Manager would try to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "The Fund's Policies Regarding Brokers Used on Portfolio Transactions" in the SAI.

Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent") in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

Plan of Distribution

The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may reimburse Distributors or others for all expenses incurred by Distributors or others in the promotion and distribution of the Fund's shares. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates. The maximum amount which the Fund may pay to Distributors or others for such distribution expenses is 0.15% per annum of the average daily net assets of the Fund, payable on a quarterly basis. All expenses of distribution and marketing in excess of 0.15% per annum will be borne by Distributors, or others who have incurred them, without reimbursement from the Fund. The Plan also covers any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers, or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. The payments under the Plan are included in the maximum operating expenses which may be borne by the Fund. For more information, please see the SAI.

Distributions to Shareholders

There are two types of distributions which the Fund may make to its shareholders:

1. Income dividends. The Fund receives income in the form of interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed net capital gains from the prior fiscal year. These distributions, when made, will generally be fully taxable to the Fund's shareholders. The Fund may make more than one distribution derived from net short-term and net long-term capital gain in any year or adjust the timing of these distributions for operational or other reasons.

Distribution Date

Although subject to change by the Trust's Board without prior notice to or approval by shareholders, the Fund's current policy is to declare income dividends daily and pay them monthly on or about the last business day of that month. The amount of income dividend payments by the Fund is dependent upon the amount of net income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares.

Dividend Reinvestment

Unless otherwise requested, income dividends and capital gain distributions, if any, will be automatically reinvested in the shareholder's account in the form of additional shares, valued at the closing net asset value (without sales charge) on the dividend reinvestment date. Dividend and capital gain distributions are only eligible for reinvestment at net asset value in the Fund or Class I shares of other Franklin Templeton Funds. Shareholders in Class II funds may also direct their dividends and capital gain distributions for investment in a Class I Franklin Templeton Fund at net asset value. Shareholders have the right to change their election with respect to the receipt of distributions by notifying the Fund, but any such change will be effective only as to distributions for which the reinvestment date is seven or more business days after the Fund has been notified. See the SAI for more information.

Many of the Fund's shareholders receive their distributions in the form of additional shares. This is a convenient way to accumulate additional shares and maintain or increase the shareholder's earnings base. Of course, any shares so acquired remain at market risk.

Distributions in Cash

A shareholder may elect to receive income dividends, or both income dividends and capital gain distributions, in cash. By completing the "Special Payment Instructions for Distributions" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected distributions to the same class of another fund in the Franklin Templeton Funds, to a Class I Franklin Templeton Fund, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Dividends which may be paid in the interim will be sent to the address of record. Additional information regarding automated fund transfers may be obtained from Franklin's Shareholder Services Department. See "Purchases at Net Asset Value" under "How to Buy Shares of the Fund."

Taxation of the Fund and Its Shareholders

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. Additional information on tax matters relating to the Fund and its shareholders is included in the section entitled "Additional Information Regarding Taxation" in the SAI.

All series of the Trust are treated as separate entities for federal and state income tax purposes. The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code.

By distributing all of its income and by meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

By meeting certain requirements of the Code, the Fund has qualified and continues to qualify to pay exempt-interest dividends to its shareholders. Such exempt-interest dividends are derived from interest income exempt from regular federal income tax and are not subject to regular federal income tax for Fund shareholders.

To the extent that dividends paid by the Fund are derived from interest income from debt obligations of California or its political subdivisions or from interest on U.S. territorial obligations (including Puerto Rico, the U.S. Virgin Islands or Guam) which are exempt from regular federal and California personal income tax, they will not be subject to either federal or California personal income tax when received by the Fund's shareholders. The pass-through of exempt interest dividends is allowed only if the Fund meets its federal and California requirements that at least 50% of its total assets are invested in such exempt obligations at the end of each quarter of its fiscal year. In addition, to the extent that dividends are derived from direct obligations of the federal government, they will also be exempt from California personal income taxes. However, for corporate taxpayers subject to the California franchise tax, all distributions will be fully taxable.

To the extent dividends paid by the Fund are derived from taxable income from temporary investments (including the discount from certain stripped obligations or their coupons or income from securities loans or other taxable transactions), from the excess of net short-term capital gain over net long-term capital loss, or from ordinary income derived from the sale or disposition of bonds purchased with market discount after April 30, 1993 they are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares.

From time to time, the Fund may purchase a tax-exempt obligation with market discount; that is, for a price that is less than the principal amount of the bond, or for a price that is less than the principal amount of the bond where the bond was issued with original issue discount and such market discount exceeds a de minimus amount under the Code. For such obligations purchased after April 30, 1993, a portion of the gain on sale or disposition (not to exceed the accrued portion of market discount as of the time of sale or disposition) is treated as ordinary income rather than capital gain. Any distribution by the Fund of such ordinary income to its shareholders will be subject to regular federal and state income taxes in the hands of Fund shareholders. In any fiscal year, the Fund may elect not to distribute to its shareholders its taxable ordinary income and to, instead, pay federal income or excise taxes on this income at the Fund level. The amount of such distributions, if any, is expected to be small.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated, for tax purposes, as if received by the shareholder on December 31 of the calendar year in which they are declared.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time the shareholder has owned shares of the Fund and regardless of whether such distributions are received in cash or in additional shares.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or loss. Any loss incurred on a sale or exchange of the Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares and will be disallowed to the extent of exempt interest dividends paid with respect to such shares.

The Fund will inform shareholders of the source of their dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise them of the tax status for federal income tax purposes of such dividends and distributions, including the portion of the dividends on an average basis which constitutes taxable income or interest income that is a tax preference item under the federal alternative minimum tax. Shareholders who have not held shares of the Fund for a full calendar year may have designated as tax-exempt or as tax preference income a percentage of income which is not equal to the actual amount of tax-exempt or tax preference income earned during the period of their investment in the Fund.

Exempt-interest dividends of the Fund, although exempt from regular federal income tax in the hands of a shareholder, are includable in the tax base for determining the extent to which a shareholder's social security or railroad retirement benefits will be subject to regular federal income tax. Shareholders are required to disclose the receipt of tax-exempt interest on their federal income tax returns.

Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry Fund shares may not be fully deductible for federal income tax purposes.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes to distributions received by them from the Fund and the application of foreign tax laws to these distributions.

The foregoing description relates solely to federal income tax law and to California personal income tax treatment to the extent indicated. Shareholders should consult their tax advisors with respect to the applicability of other state and local income taxes to their shares in the Fund and to distributions and redemption proceeds received from the Fund. Corporate, individual and trust shareholders should contact their tax advisors to determine the impact of Fund dividends and capital gain distributions under the federal alternative minimum tax that may be applicable to a shareholder's particular tax situation.

How to Buy Shares of The Fund

Shares of the Fund are continuously offered through securities dealers who execute an agreement with Distributors, the principal underwriter of the Fund's shares. The use of the term "securities dealer" shall include other financial institutions which, pursuant to an agreement with Distributors (directly or through affiliates), handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity. The minimum initial investment is $100 and subsequent investments must be $25 or more. These minimums may be waived when the shares are purchased through plans established by the Franklin Templeton Group. The Trust and Distributors reserve the right to refuse any order for the purchase of shares. The Fund currently does not permit investment by market timing or allocation services ("Timing Accounts"), which generally include accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators.

Purchase Price of Shares of the Fund

Shares of the Fund are offered at the public offering price, which is determined by adding the net asset value per share plus a front-end sales charge, next computed (1) after the shareholder's securities dealer receives the order which is promptly transmitted to the Fund or (2) after receipt of an order by mail from the shareholder directly in proper form (which generally means a completed Shareholder Application accompanied by a negotiable check). The sales charge is a variable percentage of the offering price depending upon the amount of the sale. The offering price will be calculated to two decimal places using standard rounding criteria. A description of the method of calculating net asset value per share is included under the caption "Valuation of Fund Shares."

Set forth below is a table showing front-end sales charges or underwriting commissions and dealer concessions.

                                                              Total Sales Charge
                                                    As a Percentage Dealer Concession
Size of Transaction               As a Percentageof    Net Amount     as a Percentage
at Offering Price                of Offering Price     Invested     of Offering Price*,***
Less than $100,000                     4.25%            4.44%        4.00%
$100,000 but less than $250,000        3.50%            3.63%        3.25%
$250,000 but less than $500,000        2.75%            2.83%        2.50%
$500,000 but less than $1,000,000      2.15%            2.20%        2.00%
$1,000,000 or more                     none             none     (see below)**

*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.

**The following commissions will be paid by Distributor, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. Dealer concession breakpoints are reset every 12 months for purposes of additional purchases.

***At the discretion of Distributors, all sales charges may at times be allowed to the securities dealer. If 90% or more of the sales commission is allowed, such securities dealer may be deemed to be an underwriter as that term is defined in the Securities Act of 1933, as amended.



No front-end sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of all or a portion of investments of $1 million or more within the contingency period. See "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

The size of a transaction which determines the applicable sales charge on the purchase of Fund shares is determined by adding the amount of the shareholder's current purchase plus the cost or current value (whichever is higher) of a shareholder's existing investment in one or more of the funds in the Franklin Group of Funds(R) and the Templeton Group of Funds. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group of Funds except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds"), (b) other investment products underwritten by Distributors or its affiliates (although certain investments may not have the same schedule of sales charges and/or may not be subject to reduction) and (c) the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). (Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Funds.") Sales charge reductions based upon aggregate holdings of (a), (b) and (c) above ("Franklin Templeton Investments") may be effective only after notification to Distributors that the investment qualifies for a discount.

Other Payments to Securities Dealers. Distributors, or one of its affiliates, may make payments, out of its own resources, of up to 1% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by certain trust companies and trust departments of banks. See definition under "Description of Special Net Asset Value Purchases" and as set forth in the SAI.

Distributors or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with sales of shares of the Franklin Templeton Funds. Compensation may include financial assistance to securities dealers and payments made in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Franklin Templeton Funds, and other dealer-sponsored programs or events. In some instances, this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Securities dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned additional compensation is paid for by the Fund or its shareholders.

Additional terms concerning the offering of the Fund's shares are included in the SAI.

Certain officers and trustees of the Trust are also affiliated with Distributors. A detailed description is included in the SAI.

Quantity Discounts in Sales Charges

Shares may be purchased under a variety of plans which provide for a reduced sales charge. To be certain to obtain the reduction of the sales charge, the investor or the securities dealer should notify Distributors at the time of each purchase of shares which qualifies for the reduction. In determining whether a purchase qualifies for a discount, an investment in any of the Franklin Templeton Investments may be combined with those of the investor's spouse, children under the age of 21 and grandchildren under the age of 21. The value of Class II shares owned by the investor may also be included for this purpose.

In addition, an investment in the Fund may qualify for a reduction in the sales charge under the following programs:

1. Rights of Accumulation. The cost or current value (whichever is higher) of existing investments in the Franklin Templeton Investments may be combined with the amount of the current purchase in determining the sales charge to be paid.

2. Letter of Intent. An investor may immediately qualify for a reduced sales charge on a purchase of shares of the Fund by completing the Letter of Intent section of the Shareholder Application (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which if made at one time would qualify for a reduced sales charge and grants to Distributors a security interest in the reserved shares and irrevocably appoints Distributors as attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due. Purchases under the Letter will conform with the requirements of Rule 22d-1 under the 1940 Act. The investor or the investor's securities dealer must inform Investor Services or Distributors that this Letter is in effect each time a purchase is made.

An investor (except for certain employee benefit plans which are listed under "Description of Special Net Asset Value Purchases") acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application: Five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund, registered in the investor's name, to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The reserved shares will be included in the total shares owned as reflected on periodic statements; income and capital gain distributions on the reserved shares will be paid as directed by the investor. The reserved shares will not be available for disposal by the investor until the Letter of Intent has been completed or the higher sales charge paid. For more information, see "Additional Information Regarding Purchases" in the SAI.

Although the sales charges on Class II shares cannot be reduced through these programs, the value of Class II shares owned by the investor may be included in determining a reduced sales charge to be paid on Class I shares pursuant to the Letter of Intent and Rights of Accumulation programs.

Group Purchases

An individual who is a member of a qualified group may also purchase shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of shares previously purchased and still owned by the members of the group, plus the amount of the current purchase. For example, if members of the group had previously invested and still held $80,000 of Fund shares and now were investing $25,000, the sales charge would be 3.50%. Information concerning the current sales charge applicable to a group may be obtained by contacting Distributors.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount and
(iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, be available to arrange for group meetings between representatives of the Fund or Distributors and the members, agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to Distributors and seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.

If an investor selects a payroll deduction plan, subsequent investments will be automatic and will continue until such time as the investor notifies the Fund and the investor's employer to discontinue further investments. Due to the varying procedures used to prepare, process and forward the payroll deduction information to the Fund, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. The investment in the Fund will be made at the offering price per share determined on the day that both the check and payroll deduction data are received in required form by the Fund.

Purchases at Net Asset Value

Shares of the Fund may be purchased without the imposition of a front-end sales charge ("net asset value") or a contingent deferred sales charge by (1) officers, trustees, directors and full-time employees of the Fund, any of the Franklin Templeton Funds, or of the Franklin Templeton Group, and by their spouses and family members, including subsequent investments made by such parties after cessation of employment; (2) companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer; (3) accounts managed by the Franklin Templeton Group; (4) registered securities dealers and their affiliates, for their investment account only; and (5) registered personnel and employees of securities dealers and by their spouses and family members, in accordance with the internal policies and procedures of the employing securities dealer.

Shares of the Fund may be purchased at net asset value by persons who have redeemed, within the previous 365 days, their shares of the Fund or another of the Class I Franklin Templeton Funds which were purchased with a front-end sales charge or assessed a contingent deferred sales charge on redemption. If a different class of shares is purchased, the full front-end sales charge must be paid at the time of purchase of the new shares. An investor may reinvest an amount not exceeding the redemption proceeds. While credit will be given for any contingent deferred sales charge paid on the shares redeemed and subsequently repurchased, a new contingency period will begin. Shares redeemed in connection with an exchange into another of the Franklin Templeton Funds (see "Exchange Privilege") are not considered "redeemed" for this privilege. In order to exercise this privilege, a written order for the purchase of shares of the Fund must be received by the Fund or the Fund's Shareholder Services Agent within 365 days after the redemption. The 365 days, however, do not begin to run on redemption proceeds placed immediately after redemption in a Franklin Bank Certificate of Deposit ("CD") until the CD (including any rollover) matures. Reinvestment at net asset value may also be handled by a securities dealer or other financial institution, who may charge the shareholder a fee for this service. The redemption is a taxable transaction but reinvestment without a sales charge may affect the amount of gain or loss recognized and the tax basis of the shares reinvested. If there has been a loss on the redemption, the loss may be disallowed if a reinvestment in the same fund is made within a 30-day period. Information regarding the possible tax consequences of such a reinvestment is included in the tax section of this Prospectus and the SAI.

Shares of the Fund or another of the Franklin Templeton Funds Class I shares may be purchased at net asset value and without a contingent deferred sales charge by persons who have received dividends and capital gains distributions in cash from investments in the Fund within 365 days of the payment date of such distribution. Class II shareholders may also invest such distributions at net asset value in a Class I Franklin Templeton Fund. To exercise this privilege, a written request to reinvest the distribution must accompany the purchase order. Additional information may be obtained from Shareholder Services at 1-800/632-2301. See "Distributions in Cash" under "Distributions to Shareholders."

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by investors who have, within the past 60 days, redeemed an investment in a mutual fund which is not part of the Franklin Templeton Funds and which was subject to a front-end sales charge or a contingent deferred sales charge and which has investment objectives similar to those of the Fund.

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by broker-dealers who have entered into a supplemental agreement with Distributors, or by registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program).

Shares of the Fund may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by any state, county, or city, or any instrumentality, department, authority or agency thereof, which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company (an "eligible governmental authority"). SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Municipal investors considering investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations. If an investment by an eligible governmental authority at net asset value is made through a securities dealer who has executed a dealer agreement with Distributors, Distributors or one of its affiliates may make a payment, out of its own resources, to such securities dealer in an amount not to exceed 0.25% of the amount invested. Contact Franklin Templeton Institutional Services Department for additional information.

Description of Special Net Asset Value Purchases

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. Such purchases are subject to minimum requirements with respect to amount of purchase, which may be established by Distributors. Currently, those criteria require that the amount invested or to be invested during the subsequent 13-month period in the Fund or any of the Franklin Templeton Investments must total at least $1,000,000. Orders for such accounts will be accepted by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order.

Refer to the SAI for further information regarding net asset value purchases.

General

Securities laws of states in which the Fund's shares are offered for sale may differ from the interpretations of federal law, and banks and financial institutions selling Fund shares may be required to register as dealers pursuant to state law.

Other Programs and Privileges
Available to Fund Shareholders

Certain of the programs and privileges described in this section may not be available directly from the Fund to shareholders whose shares are held, of record, by a financial institution or in a "street name" account or networked account through the National Securities Clearing Corporation ("NSCC") (see the section captioned "Account Registrations" in this Prospectus).

Share Certificates

Shares for an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in the name of an investor on the books of the Fund without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by the shareholder, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by the shareholder or by the securities dealer.

Confirmations

A confirmation statement will be sent to each shareholder quarterly to reflect the dividends reinvested during that period and after each other transaction which affects the shareholder's account. This statement will also show the total number of shares owned by the shareholder, including the number of shares in "plan balance" for the account of the shareholder.

Automatic Investment Plan

Under the Automatic Investment Plan, a shareholder may be able to arrange to make additional purchases of shares automatically on a monthly basis by electronic funds transfer from a checking account, if the bank which maintains the account is a member of the Automated Clearing House, or by preauthorized checks drawn on the shareholder's bank account. A shareholder may, of course, terminate the program at any time. The Automatic Investment Plan Application included with this Prospectus contains the requirements applicable to this program. In addition, shareholders may obtain more information concerning this program from their securities dealers or from Distributors.

The market value of the Fund's shares is subject to fluctuation. Before undertaking any plan for systematic investment, the investor should keep in mind that such a program does not assure a profit or protect against a loss.

Systematic Withdrawal Plan

A shareholder may establish a Systematic Withdrawal Plan and receive regular periodic payments from the account, provided that the net asset value of the shares held by the shareholder is at least $5,000. There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. The minimum amount which the shareholder may withdraw is $50 per withdrawal transaction, although this is merely the minimum amount allowed under the plan and should not be mistaken for a recommended amount. The plan may be established on a monthly, quarterly, semiannual or annual basis. If the shareholder establishes a plan, any capital gain distributions and income dividends paid by the Fund will be reinvested for the shareholder's account in additional shares at net asset value. Payments will then be made from the liquidation of shares at net asset value on the day of the transaction (which is generally the first business day of the month in which the payment is scheduled) with payment generally received by the shareholder three to five days after the date of liquidation. By completing the "Special Payment Instructions for Distributions" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected withdrawals to another of the Franklin Templeton Funds, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Payments which may be paid in the interim will be sent to the address of record. Liquidation of shares may reduce or possibly exhaust the shares in the shareholder's account, to the extent withdrawals exceed shares earned through dividends and distributions, particularly in the event of a market decline. If the withdrawal amount exceeds the total plan balance, the account will be closed and the remaining balance will be sent to the shareholder. As with other redemptions, a liquidation to make a withdrawal payment is a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than the shareholder's actual yield or income, part of the payment may be a return of the shareholder's investment.

The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales charge on the additional purchases. Also, redemptions of shares may be subject to a contingent deferred sales charge if the shares are redeemed within 12 months of the calendar month of the original purchase date. The shareholder should ordinarily not make additional investments of less than $5,000 or three times the annual withdrawals under the plan during the time such a plan is in effect. The applicable contingent deferred sales charge is waived for share redemptions of up to 1% monthly of an account's net asset value (12% annually, 6% semiannually, 3% quarterly). For example, if an account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge; any amount over that $120,000 would be assessed a 1% contingent deferred sales charge. A Systematic Withdrawal Plan may be terminated on written notice by the shareholder or the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account, or upon the Fund's receipt of notification of the death or incapacity of the shareholder. Shareholders may change the amount (but not below the specified minimum) and schedule of withdrawal payments or suspend one such payment by giving written notice to Investor Services at least seven business days prior to the end of the month preceding a scheduled payment. Share certificates may not be issued while a Systematic Withdrawal Plan is in effect.

Institutional Accounts

There may be additional methods of purchasing, redeeming or exchanging shares of the Fund available to institutional accounts. For further information, contact the Franklin Templeton Institutional Services Department at 1-800/321-8563.

Exchange Privilege

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives or policies. The shares of most of these mutual funds are offered to the public with a sales charge. If a shareholder's investment objective or outlook for the securities markets changes, the Fund shares may be exchanged for shares of other Franklin Templeton Funds Class I shares which are eligible for sale in the shareholder's state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Before making an exchange, investors should review the prospectus of the fund they wish to exchange from and the fund they wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, minimum holding periods or applicable sales charges. No exchanges between different classes of shares are allowed and, therefore, shares of the Fund may not be exchanged for Class II shares of other Franklin Templeton Funds. Shareholders may choose to redeem shares of the Fund and purchase Class II shares of other Franklin Templeton Funds but such purchase will be subject to that Fund's Class II front-end and contingent deferred sales charges for the contingency period of 18 months.

Exchanges may be made in any of the following ways:

Exchanges by Mail

Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.

Exchanges by Telephone

Shareholders, or their investment representative of record, if any, may exchange shares of the Fund by telephone by calling Investor Services at 1-800/632-2301 or the automated Franklin TeleFACTS(R) system (day or night) at 1-800/247-1753. If the shareholder does not wish this privilege extended to a particular account, the Fund or Investor Services should be notified.

The telephone exchange privilege allows a shareholder to effect exchanges from the Fund into an identically registered account in one of the other available Franklin Templeton Funds Class I shares. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in the shareholder's account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.
Please refer to "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, shareholders should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

Exchanges Through Securities Dealers

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "Exchanges By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in the shareholder's account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

Additional Information Regarding Exchanges

If the account has shares subject to a contingent deferred sales charge, the shares will be exchanged into the new account on a "first-in, first-out" basis. The contingency period during which a contingent deferred sales charge may be assessed will be tolled (or stopped) for the period such shares are exchanged into and held in a Franklin or Templeton money market fund. See also "How to Sell Shares of the Fund - Contingent Deferred Sales Charge."

Exchanges are made on the basis of the net asset values of the funds involved, except as set forth below. Exchanges of shares of the Fund which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund being purchased, unless the investment on which no sales charge was paid was transferred in from a fund on which the investor paid a sales charge. Exchanges of shares of the Fund which were purchased with a lower sales charge to a fund which has a higher sales charge will be charged the difference, unless the shares were held in the Fund for at least six months prior to executing the exchange. When an investor requests the exchange of the total value of the Fund account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at the net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund in accordance with the procedures set forth above. Because the exchange is considered a redemption and purchase of shares, the shareholder may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and in the SAI.

If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, tax-exempt municipal securities, unless it is felt that attractive investment opportunities consistent with the Fund's investment objectives exist immediately. Subsequently, this money will be withdrawn from such short-term tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The Exchange Privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

"Timing Accounts" are not permitted to purchase shares of the Fund or to exchange into the Fund. This policy does not affect any other types of investor.

How to Sell Shares of the Fund

A shareholder may at any time liquidate shares owned and receive from the Fund the value of the shares. Shares may be redeemed in any of the following ways:

Redemptions by Mail

Send a written request, signed by all registered owners, to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. The shareholder will then receive from the Fund the value of the shares based upon the net asset value per share (less the contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated (at the scheduled closing of the New York Stock Exchange (the "Exchange") which is generally 1:00 p.m. Pacific time) each day that the Exchange is open for business will receive the price calculated on the following business day. Shareholders are requested to provide a telephone number(s) where they may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact a shareholder promptly when necessary will speed the processing of the redemption.

To be considered in proper form, signature(s) must be guaranteed if the redemption request involves any of the following:

(1)  the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to someone other than the registered owner(s) of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the shareholder's address of record, preauthorized bank account or brokerage firm account;

(4)  share certificates, if the redemption proceeds are in excess of $50,000; or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.

Signature(s) must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered shareholders exactly as the account is registered, with the signature(s) guaranteed as referenced above. Shareholders are advised, for their own protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.

Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officer(s) of the corporation and (2) a corporate resolution.

Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature guaranteed letter of instruction from the trustee(s) and
(2) a copy of the pertinent pages of the trust document listing the trustee(s) or a Certification for Trust if the trustee(s) are not listed on the account registration.

Custodial (other than a retirement account) - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and the applicable state law since these accounts have varying requirements, depending upon the state of residence.

Payment for redeemed shares will be sent to the shareholder within seven days after receipt of the request in proper form.

Redemptions by Telephone

Shareholders who complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, may redeem shares of the Fund by telephone, subject to the Restricted Account exception noted under "Telephone Transactions - Restricted Accounts." Information may also be obtained by writing to the Fund or Investor Services at the address shown on the cover or by calling 1-800/632-2301. The Fund and Investor Services will employ reasonable procedures to confirm that instructions given by telephone are genuine. Shareholders, however, bear the risk of loss in certain cases as described under "Telephone Transactions - Verification Procedures."

For shareholder accounts with the completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with the Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the scheduled closing of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record. Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, a shareholder should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments, government entities, and qualified retirement plans which qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) which wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from the Franklin Templeton Institutional Services Department by telephoning 1-800/321-8563.

Redeeming Shares Through Securities Dealers

The Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if the shareholder redeems shares through a dealer, the redemption price will be the net asset value next calculated after the shareholder's dealer receives the order which is promptly transmitted to the Fund, rather than on the day the Fund receives the shareholder's written request in proper form. The documents described under "Redemptions By Mail" above, as well as a signed letter of instruction, are required regardless of whether the shareholder redeems shares directly or submits such shares to a securities dealer for repurchase. A shareholder's letter should reference the Fund, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of the shareholder's redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in a shareholder's best interest to have the required documentation completed and forwarded to the Fund as soon as possible. The shareholder's dealer may charge a fee for handling the order. The SAI contains more information on the redemption of shares.

Contingent Deferred Sales Charge

In order to recover commissions paid to securities dealers on investments of $1 million or more redeemed within the contingency period of 12 months of the calendar month of such investment will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.

In determining whether a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of shares representing amounts attributable to capital appreciation of those shares held less than the contingency period; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period; and followed by any shares held less than the contingency period, on a "first in, first out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge is waived, as applicable, for: exchanges; any account fees; redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually); redemptions initiated by the Fund due to a shareholder's account falling below the minimum specified account size; and redemptions following the death of the shareholder or the beneficial owner.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Requests for redemptions for a specified dollar amount, unless otherwise specified, will result in additional shares being redeemed to cover any applicable contingent deferred sales charge while requests for redemption of a specific number of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.

Additional Information Regarding Redemptions

The Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption. In addition, the right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount invested by the shareholder, depending on fluctuations in the market value of securities owned by the Fund.

Other Information

Distribution or redemption checks sent to shareholders do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss to the shareholder caused by the shareholder's failure to cash such check(s).

"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.

For any information required about a proposed liquidation, a shareholder may call Franklin's Shareholder Services Department or the securities dealer may call Franklin's Dealer Services Department.

Telephone Transactions

Shareholders of the Fund and their investment representative of record, if any, may be able to execute various transactions by calling Investor Services at 1-800/632-2301.

All shareholders will be able to execute various telephone transactions, including (i) effect a change in address, (ii) change a dividend option, (iii) transfer Fund shares in one account to another identically registered account in the Fund,(iv) request the issuance of certificates (to be sent to the shareholder's address of record only) and (v) exchange Fund shares as described in this Prospectus by telephone. In addition, shareholders who complete and file an Agreement as described under "How to Sell Shares of the Fund - Redemptions By Telephone" will be able to redeem shares of the Fund.

Verification Procedures

The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and by sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. Shareholders are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

General

During periods of drastic economic or market changes, it is possible that the telephone transaction privileges will be difficult to execute because of heavy telephone volume. In such situations, shareholders may wish to contact their investment representative for assistance, or to send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from the inability of a shareholder to execute a telephone transaction.

The telephone transaction privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.


Valuation of Fund Shares



The net asset value per share of the Fund is determined as of the scheduled closing of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum front-end sales charge of the Fund).

The net asset value per share of the Fund is determined in the following manner:
The aggregate of all liabilities is deducted from the aggregate gross value of all assets, and the difference is divided by the number of shares of the Fund outstanding at the time. For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts and interest is recorded as accrued. Over-the-counter portfolio securities are valued within the range of the most current bid and ask prices. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of the trustees, the Fund may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

How to Get Information
Regarding an Investment in the Fund

Any questions or communications regarding a shareholder's account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, Franklin and Templeton shareholders may access an automated system (day or night) which offers the following features:

By calling the Franklin TeleFACTS(R) system at 1-800/247-1753, shareholders may obtain account information, current price and, if available, yield or other performance information specific to each Fund or any Franklin Templeton Fund. In addition, Franklin Class I shareholders may process an exchange, within the same class, into an identically registered Franklin account and request duplicate confirmation or year-end statements, money fund checks, if applicable, and deposit slips.

Information about each Fund may be accessed by entering Fund Code 175 followed by the # sign. The system's automated operator will prompt the caller with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist shareholders and securities dealers wishing to speak directly with a representative, the following is a list of the various Franklin departments, telephone numbers and hours of operation to call. The same numbers may be used when calling from a rotary phone.


Department Name          Telephone No.     Hours of Operation (Pacific Time)
Shareholder Services     1-800/632-2301    5:30 a.m. to 5:00 p.m.
Dealer Services          1-800/524-4040    5:30 a.m. to 5:00 p.m.
Fund Information         1-800/DIAL BEN    5:30 a.m. to 8:00 p.m.
                                      8:30 a.m. to 5:00 p.m. (Saturday)
Retirement Plans         1-800/527-2020    5:30 a.m. to 5:00 p.m.
TDD (hearing impaired)   1-800/851-0637    5:30 a.m. to 5:00 p.m.

In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin or Templeton's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.

Performance

Advertisements, sales literature and communications to shareholders may contain various measures of the Fund's performance, including the current yield, various expressions of total return, tax equivalent yield, current distribution rate and taxable equivalent distribution rate. They may occasionally cite statistics to reflect its volatility or risk.

Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five- and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for other periods or based on investments at various sales charge levels or at net asset value. For such purposes, total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Current yield reflects the income per share earned by the Fund's portfolio investments; it is calculated by dividing the Fund's net investment income per share during a recent 30-day period by the maximum public offering price on the last day of that period and annualizing the result. Tax equivalent yield demonstrates the yield from a taxable investment necessary to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. It is computed by dividing the tax-exempt portion of a fund's yield (calculated as indicated) by one minus a stated income tax rate and adding the product to the taxable portion (if any) of the fund's yield.

Current yield and tax equivalent yield which are calculated according to a formula prescribed by the SEC (see the SAI) are not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders are reflected in the current distribution rate or taxable equivalent distribution rate, which may be quoted to shareholders. The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. A taxable equivalent distribution rate demonstrates the taxable distribution rate necessary to produce an after-tax distribution rate equivalent to the Fund's distribution rate (calculated as indicated above). Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gain, and is calculated over a different period of time.

In each case, performance figures are based upon past performance, reflect all recurring charges against Fund income and will assume the payment of the maximum sales charge on the purchase of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's total return, current yield, tax equivalent yield, distribution rate or taxable equivalent distribution rate may be in any future period.

General Information

Reports to Shareholders

The Fund's fiscal year ends May 31. Annual Reports containing audited financial statements of the Trust, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to one household as well as to reduce Fund expenses, Investor Services, will attempt to identify related shareholders within a household, and send only one copy of the report. Additional copies may be obtained by investors or shareholders, without charge, upon request to the Trust at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Trust's Annual Report to Shareholders and the SAI.

Organization and Voting Rights

The Trust was organized as a Delaware business trust on November 19, 1991. The Agreement and Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest with a par value of $.01, which may be issued in any number of series and classes. Shares issued will be fully paid and non-assessable and will have no preemptive, conversion, or sinking rights. Shares of each series have equal and exclusive rights as to dividends and distributions, as declared by such series, and the net assets of such series upon liquidation or dissolution. The Trust reserves the right to issue additional classes of shares of the Fund, or to add additional series to the Trust.

Shares of each series have equal rights as to voting and vote separately as to issues affecting that series, or the Trust, unless otherwise permitted by the 1940 Act. Voting rights are noncumulative, so that in any election of trustees, the holders of more than 50% of the shares of the Trust voting can elect all of the trustees, if they choose to do so, and, in such event, the holders of the remaining shares voting will not be able to elect any person or persons to the Board. The Trust does not intend to hold annual shareholders' meetings. The Trust may, however, hold a special shareholders' meeting of a series for such purposes as changing fundamental investment restrictions for the series, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by the trustees in their discretion or by shareholders holding at least ten percent of the outstanding shares of the Trust. Shareholders will receive assistance in communicating with other shareholders in connection with the election or removal of trustees such as that provided in Section 16(c) of the 1940 Act.

Redemptions by the Fund

The Fund reserves the right to redeem, at net asset value, shares of any shareholder whose account has a value of less than $50, but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided advance notice is given to the shareholder. More information is included in the SAI.

Account Registrations

An account registration should reflect the investor's intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" and "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.

Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."

Except as indicated, a shareholder may transfer an account in the Fund carried in "street" or "nominee" name by the shareholder's securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform the shareholder's delivering securities dealer. To effect the transfer, a shareholder should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealer(s) to evidence consent to the transfer. Under current procedures the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from the shareholder's delivering securities dealer. In the future it may be possible to effect such transfers electronically through the services of the NSCC.

The Fund may conclusively accept instructions from an owner or the owner's nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by the owner, the nominee, or both. If a securities dealer or other representative is of record on an investor's account, the investor will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and the Shareholder Services Agent, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.

Any questions regarding an intended registration should be answered by the securities dealer handling the investment or by calling Franklin's Fund Information Department.

Important Notice Regarding
Taxpayer IRS Certifications

Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the IRS any taxable dividend, capital gain distribution, or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. A shareholder may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the TIN furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then current net asset value upon receipt of notice from the IRS that the TIN certified as correct by the shareholder is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.

Portfolio Operations

The following persons are primarily responsible for the day-to-day management of the Fund's portfolio:

Thomas Kenny, Senior Vice President and Portfolio Manager. Mr. Kenny is director of Franklin's municipal bond department. He joined Franklin in 1986 and has been responsible for making portfolio recommendations and decisions for the Fund since August 1994. He received a Bachelor of Arts degree in Business and Economics from the University of California at Santa Barbara and Master of Science degree in Finance from Golden Gate University. He is a member of several municipal securities industry-related committees and associations.

Sheila Amoroso, Portfolio Manager. Ms. Amoroso has been responsible for portfolio recommendations and decisions for the Fund since August 1994. She joined Franklin in 1986. She holds a Bachelor of Science degree from San Francisco State University and is a member of municipal securities industry-related committees and associations.

Bernie Schroer, Vice President and Senior Portfolio Manager, joined Advisers in 1987. Mr. Schroer has been responsible for portfolio recommendations and decisions for the Fund since the Fund's inception. From 1974 to 1984, he was the manager of trading at Kidder Peabody and Company, Inc. He has a degree in finance from Santa Clara University and is a member of municipal securities industry-related committees and associations.

Risk Factors in California

The following information as to certain California risk factors is given to investors in view of the Fund's policy of investing primarily in California state and municipal issuers. The information is based primarily upon information derived from public documents relating to securities offerings of California state and municipal issuers, from independent municipal credit reports and historically reliable sources, but has not been independently verified by the Fund.

California constitutional and other laws affect the ability of California state and municipal issuers to obtain sufficient revenue to pay their bond obligations. In 1978, California voters approved an amendment to the California Constitution known as Proposition 13. Proposition 13 limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property taxes. Legislation passed subsequent to Proposition 13, however, provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state so as to help California municipal issuers to raise revenue to pay their bond obligations. It is unknown, however, whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation would provide sufficient revenue for such California issuers to pay their obligations. The state is also subject to another constitutional amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriations limit imposed for each state and local government entity. If revenues exceed such appropriations limit, such revenues must be returned either as revisions in the tax rates or fee schedules.

The past four years have challenged California's resiliency, as cyclical and structural problems have been addressed. The national recession severely affected California and its effects have lingered. The magnitude of California's military-industrial complex and effects of the recession has resulted in a loss of more than 700,000 jobs. Of the approximate 700,000 jobs lost, it is estimated that more than 240,000 have been restored. Base closures have likewise impacted state and local economies. California's social welfare and entitlement programs have strained finances as caseload growth has exceeded resource availability. The high priority of public safety has resulted in the enactment of strong crime legislation that is both capital and labor intensive. California has also been affected by natural catastrophes including earthquakes, wildfires, floods and droughts.

By the fall of 1993, it had become apparent the California economy had reached a trough and recovery was underway. During 1994 the state's economy paralleled the broad-based expansion occurring on the national level. California's economy continued to gain momentum through 1994 as revenue collections exceeded budget projections. The state's unemployment rate opened at 10.1 percent in 1994 and declined to 7.7 percent at calendar year-end. California's unemployment rate rose slightly in January 1995 to 8.2 percent, perhaps reflecting the effect of seven interest rate increases over the past year. The number of jobless in January 1995 was approximately 1.3 million, reflecting a decrease of 300,000 from the prior year.

In early July 1994, both S&P and Moody's lowered the general obligation bond ratings of the state of California from A+ to A and Aa to A1, respectively. These revisions reflected the state's heavy reliance on the short-term note market to finance its cash imbalance and the likelihood that this exposure will persist for at least another two years. For more information on these ratings revisions and the state's current budget, please refer to the Fund's SAI.

On December 6, 1994, Orange County, California (the "County"), together with its pooled investment funds (the "Orange County Funds") filed for protection under Chapter 9 of the federal Bankruptcy Code after reports that the Orange County Funds had suffered significant market losses in their investments, causing a liquidity crisis for the Orange County Funds and the County. More than 180 other public entities, most of which, but not all, are located in the County, were also depositors in the Orange County Funds. As of mid-January, 1995, following a restructuring of most of the Orange County Funds' assets to increase their liquidity and reduce their exposure to interest rate increases, the County estimated the Orange County Funds' loss at about $1.69 billion, or 22% of their initial deposits of approximately $7.5 billion. Following the bankruptcy filing many of the entities which deposited money in the Orange County Funds, including the County, faced cash flow difficulties because of the bankruptcy filing and would have been required to reduce programs or capital projects. On May 2, 1995, the bankruptcy court approved a settlement between the County and the Pool Participants which provides for Pool Participants to receive 100% of their investment balances. The settlement provides an initial cash distribution of 77% if their aggregate investment balance followed by a combination of recovery notes and other claims. The initial 77% distribution was released on May 19, 1995, which greatly reduces the cash flow difficulties faced by depositors. As of May 31, 1995, the Fund did not own any direct Orange County obligations.

The state has no existing obligation with respect to any outstanding obligations or securities of the County or any of the other participating entities. However, in the event the County is unable to maintain county administered state programs because of insufficient resources, it may be necessary for the state to intervene, but the State cannot presently predict what, if any, action may occur. At this time, it appears that school districts may have collectively lost up to $230 million from the amounts they had on deposit in the Orange County Fund. Under existing legal precedent, the state is obligated to intervene when a school district's fiscal problems would otherwise deny its students basic educational quality. The state is not presently able to predict whether any school districts will face insolvency because of their participation in the Funds, and if so, the potential amount or form of aid which the state may have to provide. The Governor has called a special session of the Legislature which is expected to consider various responses to the Orange County situation.

Appendix -
Description of Municipal Securities Ratings

Municipal Bonds

Moody's Investors Service ("Moody's")

Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have predominantly speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (-): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporation ("S&P")

AAA: Municipal bonds rated AAA are highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but also, to some extent, economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Note: The S&P ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Fitch Investors Services, Inc. ("Fitch")

AAA bonds: Considered to be of investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA bonds: Considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA and not significantly vulnerable to foreseeable future developments.

A bonds: Considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB bonds: Considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB bonds: Considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B bonds: Considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds: Have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds: Minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds: Imminent default in payment of interest or principal.

DDD, DD and D bonds: Are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery while D represents the lowest potential for recovery.

Plus (+) or minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus or minus are not used for the AAA and the DDD, DD or D categories.

Municipal Notes

Moody's

Moody's ratings for state, municipal, and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

Commercial Paper

Moody's

Moody's Commercial Paper ratings, which are also applicable to municipal paper investments permitted to be made by the Trust, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Fitch

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflect on assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.




Franklin
Municipal
Securities Trust

Franklin Arkansas Municipal Bond Fund
Franklin Hawaii Municipal Bond Fund
Franklin Tennessee Municipal Bond Fund
Franklin Washington Municipal Bond Fund

PROSPECTUS   October 1, 1995

777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777      1-800/DIAL BEN

Franklin Municipal Securities Trust (the "Trust") is an open-end management investment company consisting of five separate, non-diversified series. This Prospectus relates only to the Franklin Arkansas Municipal Bond Fund (the "Arkansas Fund"), the Franklin Hawaii Municipal Bond Fund (the "Hawaii Fund"), the Franklin Tennessee Municipal Bond Fund (the "Tennessee Fund") and the Franklin Washington Municipal Bond Fund (the "Washington Fund"), each of which may collectively or separately be referred to hereafter as the "Funds" or "Fund." The Funds seek to provide investors with as high a level of income exempt from regular federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. The Arkansas, Hawaii and Tennessee Funds also seek to provide a maximum level of income which is exempt from the state personal income taxes for resident shareholders of each such state. The state of Washington currently imposes no state income tax.

Each Fund invests primarily in municipal securities issued by its respective state and the state's political subdivisions, agencies and instrumentalities which pay interest exempt, in the opinion of counsel to the issuer, from such state's personal income taxes (if any) and regular federal income taxes.

This Prospectus is intended to set forth in a clear and concise manner information about each Fund that a prospective investor should know before investing. After reading the Prospectus, it should be retained for future reference; it contains information about the purchase and sale of shares and other items which a prospective investor will find useful to have.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank; further, such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Funds involve investment risks, including the possible loss of principal.

A Statement of Additional Information ("SAI") concerning the Trust and the Funds, dated October 1, 1995, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Trust or the Trust's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.

This Prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this Prospectus. Further information may be obtained from the underwriter.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Contents                          Page
Expense Table....................   3
Financial Highlights.............   5
About the Trust..................   6
Investment Objective and
 Policies of the Funds...........   6
Management of the Trust..........  12
Distributions to Shareholders....  14
Taxation of the Funds
 and Their Shareholders..........  15
How to Buy Shares of Each Fund...  17
Other Programs and Privileges
 Available to Fund Shareholders..  22
Exchange Privilege...............  24
How to Sell Shares of Each Fund..  26
Telephone Transactions...........  30
Valuation of Shares of Each Fund.  30
How to Get Information Regarding
 an Investment in Each Fund......  31
Performance......................  32
General Information..............  33
Account Registrations............  34
Important Notice Regarding
 Taxpayer IRS Certifications.....  34
Portfolio Operations.............  35
Special Factors Affecting Each
Fund ............................  35


Expense Table

The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly in connection with an investment in each Fund. These figures are based on aggregate operating expenses of each Fund (before fee waivers and expense reductions) for the fiscal year ended May 31, 1995.

                                           Arkansas  Hawaii Tennessee Washington
                                             Fund    Fund     Fund      Fund

Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases
 (as a percentage of offering price)........  4.25%   4.25%   4.25%    4.25%
Deferred Sales Charge*......................   None    None    None     None
Annual Fund Operating Expenses
 (as a percentage of average net assets)
Management Fees**...........................  0.62%   0.63%   0.62%    0.62%
12b-1 Fees***...............................  0.03%   0.07%   0.05%    0.05%
Other Expenses:
Reports to Shareholders.....................  0.12%   0.03%   0.09%    0.07%
Professional Fees...........................  0.18%   0.04%   0.10%    0.08%
Other.......................................  0.16%   0.10%   0.06%    0.23%
Total Other Expenses........................  0.46%   0.17%   0.25%    0.38%
Total Fund Operating Expenses**.............  1.11%   0.87%   0.92%    1.05%

*Investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month of such investments. See "How to Sell Shares of Each Fund - Contingent Deferred Sales Charge."

**Represents the management fee before any fee waiver by the investment manager. The investment manager has agreed in advance, however, to waive all of its management fees and to make certain payments to reduce expenses. With this waiver and expense reduction, the Funds paid no management fees and total operating expenses represented .10%, .20%, .10% and .10% of the average net assets of the Arkansas Fund, Hawaii Fund, Tennessee Fund and Washington Fund, respectively. This arrangement may be terminated by the investment manager at any time.

*** The maximum amount of Rule 12b-1 fees allowed pursuant to the Funds' distribution plans is 0.15% for the Arkansas, Tennessee and Washington Funds and 0.10% for the Hawaii Fund. See "Plans of Distribution" under "Management of the Trust." Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an individual's own investment in a Fund. Rather, the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of this Prospectus.

Example

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge, that apply to a $1,000 investment in a Fund over various time periods assuming (1) a 5% annual rate of return and
(2) redemption at the end of each time period:

                       One Year* Three Years Five Years  Ten Years
Arkansas Fund.........    $53      $76         $101       $172
Hawaii Fund...........     51       69           89        145
Tennessee Fund........     51       71           91        151
Washington Fund.......     53       74           98        165

*Assumes that a contingent deferred sales charge will not apply.

This example is based on the aggregate annual operating expenses of each Fund, before fee waivers or expense reductions, shown above and should not be considered a representation of past or future expenses, which may be more or less than those shown. The operating expenses are borne by each Fund and only indirectly by shareholders as a result of their investment in the Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but a Fund's actual return may be more or less than 5%.

Financial Highlights

Set forth below is a table containing the financial highlights for a share of each of the Funds from the effective date of the registration statement or amendment thereof for each Fund, as indicated below, through the fiscal year ended May 31, 1995. The information for each of the periods has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the financial statements in the Trust's Annual Report to Shareholders dated May 31, 1995. See the discussion "Reports to Shareholders" under "General Information."




                                                   Distri-    Distri-                       Net                Ratio of Net
        Net Asset  Net    Net Realized             butions    butions        Net Asset      Assets    Ratio of   Investment
Period   Value    Invest- & Unrealized  Total From From Net   From    Total  Value at       at End    Expenses   Income to Portfolio
Ended  Beginning  ment    Gain(Loss)    Investment Investment Capital Distri- End of Total  of Period to Average Average   Turnover
May 31 of Period  Income  on Securities Operations Income     Gains   butions Period Return+(in 000's)Net Assets++ Net Assets  Rate
Franklin Arkansas Municipal Bond Fund
19941     $10.00   $.01      $.050      $ .060      $(.-        .-       .-    $10.06   .60% $ 2,213     .03%*     2.00%*      .-%
1995       10.06    .51       .191        .701       (.441)     .-     (.441)   10.32  7.27    4,134     .10       5.64      77.63
Franklin Hawaii Municipal Bond Fund
19923      10.00    .09       .158        .248       (.068)     .-     (.068)   10.18  8.96*   2,978     .-        4.55*       .-
1993       10.18    .63       .634       1.264       (.644)     .-     (.644)   10.80 12.77   18,657     .-        5.95      48.70
1994       10.80    .62      (.459)       .161       (.601)     .-     (.601)   10.36  1.35   26,904     .05       5.76      31.35
1995       10.36    .60       .310        .910       (.600)     .-     (.600)   10.67  9.26   36,827     .20       6.02      22.88
Franklin Tennessee Municipal Bond Fund
19941      10.00    .01       .100        .110          .-      .-       .-     10.11  1.10    2,224     .03*      1.89*     22.64
1995       10.11    .52       .353        .873       (.453)     .-     (.453)   10.53  8.97    5,986     .10       6.02      24.71
Franklin Washington Municipal Bond Fund
19932      10.00    .03      (.040)      (.010)         .-      .-       .-      9.99 (1.20)*  2,198     .-        3.44*       .-
1994        9.99    .51      (.464)       .046       (.472)   (.014)   (.486)    9.55  2.88    4,272     .05       5.59      39.52
1995        9.55    .56       .355        .915       (.565)     .-     (.565)    9.90 10.10    5,741     .10       6.13      18.46

* Annualized.

1For the period May 10, 1994 (effective date of registration) to May 31, 1994.

2For the period May 3, 1993 (effective date of registration) to May 31, 1993.

3For the period February 26, 1992 (effective date of registration) to May 31, 1992.

+Total return measures the change in value of an investment over the periods indicated. It does not include the maximum front-end sales charge and assumes reinvestment of dividends and capital gains at net asset value.

++During the periods indicated, the investment manager agreed to waive in advance a portion of its management fees and made payments of other expenses incurred by the Funds in the Trust. Had such action not been taken, the ratios of operating expenses to average net assets would have been as follows:

                                      Ratio of
                                      expenses
                                     to average
                                     net assets

Franklin Arkansas Municipal Bond Fund
 19941.........................        1.20%*
 1995..........................        1.11
Franklin Hawaii Municipal Bond Fund
 19923.........................        1.57*
 1993..........................        1.06
 1994...........................      92
 1995...........................      87
                                      Ratio of
                                      expenses
                                     to average
                                     net assets
Franklin Tennessee Municipal Bond Fund
 19941.........................        1.05%*
 1995..........................       92
Franklin Washington Municipal Bond Fund
 19932.........................        1.44*
 1994..........................       71
 1995..........................        1.05


About the Trust

The Trust is an open-end management investment company, commonly called a mutual fund. The Trust was organized in November 1991 as a Delaware business trust, and registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of five non-diversified series, each of which issues a separate series of the Trust's shares and maintains a totally separate investment portfolio.

The Board of Trustees of the Trust (the "Board") may determine, at a future date, to offer shares of each Fund in one or more "classes" to permit a Fund to take advantage of alternative methods of selling Fund shares. "Classes" of shares represent proportionate interests in the same portfolio of investment securities but with different rights, privileges and attributes, as determined by the trustees. Certain funds in the Franklin Templeton Funds, as that term is defined under "How to Buy Shares of Each Fund," currently offer their shares in two classes, designated "Class I" and "Class II." Because each Fund's sales charge structure and plan of distribution are similar to those of Class I shares, shares of each Fund may be considered Class I shares for redemption, exchange and other purposes.

Shares of each Fund may be purchased (minimum investment of $100 initially and $25 thereafter) at the current public offering price, which is equal to the Fund's net asset value (see "Valuation of Shares of Each Fund") plus a sales charge not exceeding 4.25% of the offering price. See "How to Buy Shares of Each Fund."

Investment Objective
and Policies of the Funds

The Funds seek to provide investors with as high a level of income exempt from regular federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. The Arkansas, Hawaii and Tennessee Funds also seek to provide a maximum level of income which is exempt from the state personal income taxes for resident shareholders of each such state. The state of Washington currently imposes no personal income tax. The objective is a fundamental policy of each Fund and may not be changed without shareholder approval. Each Fund intends to invest primarily in municipal securities issued by its respective state and the state's political subdivisions, agencies and instrumentalities which pay interest exempt from such state's personal income taxes (if any) and regular federal income taxes. There is, of course, no assurance that each Fund's objective will be achieved.

Under normal market conditions, each Fund attempts to invest 100% and, as a matter of fundamental policy, will invest at least 80% of its net assets in municipal securities the interest on which is exempt from regular federal income taxes but which may be deemed to be a preference item under the federal alternative minimum tax. Although exempt from regular federal income tax, interest paid on certain types of municipal obligations, such as private activity bonds, and the dividends to be paid by each Fund therefrom, may be deemed to be a preference item under the federal alternative minimum tax and therefore subject to such tax. Thus, it is possible, although not anticipated, that up to 20% of each Fund's net assets could be in obligations subject to regular federal income tax and each Fund's investments could consist entirely of municipal securities subject to the federal alternative minimum tax. As a result, dividends that would otherwise be tax-exempt may not be completely tax-exempt to an investor who is subject to the federal alternative minimum tax and, therefore, an investment in a Fund may not be appropriate for such an investor.

In addition, under normal market conditions, each Fund will invest at least 65% of its total assets in municipal securities which pay interest exempt from personal income tax in the Fund's respective state, where such state imposes an income tax. It is possible, although not anticipated, that up to 35% of each Fund's total assets could be in municipal securities from a state other than the Fund's named state.

Each Fund may invest, without percentage limitation, in securities having, at the time of purchase, one of the four highest ratings of Moody's Investors Service ("Moody's") (Aaa, Aa, A, Baa), Standard & Poor's Corporation ("S&P") (AAA, AA, A, BBB), or Fitch Investors Service, Inc. ("Fitch") (AAA, AA, A, BBB), or in securities which are not rated, provided that, in the opinion of the Fund's investment manager, such securities are comparable in quality to those within the four highest ratings. Securities rated within the four highest ratings are considered to be "investment grade" securities, although bonds rated in the fourth highest rating category, while regarded as having an adequate capacity to pay principal and interest, are regarded as having greater vulnerability to adverse economic conditions and some speculative characteristics. In the event the rating on an issue held in a Fund's portfolio is lowered by the rating services, such change will be considered by the Fund in its evaluation of the overall investment merits of that security, but such change will not necessarily result in an automatic sale of the security. For a description of municipal securities ratings, see "Appendix B - Description of Municipal Securities Ratings" in the SAI.

The investment manager considers the terms of an offering and various other factors in order to determine whether securities are consistent with a Fund's investment objective and polices and thereafter to determine the issuer's comparative credit rating. In making such determinations, the investment manager typically (i) interviews representatives of the issuer at its offices and tours and inspects the physical facilities of the issuer in an effort to evaluate the issuer and its operation, (ii) performs analysis of the issuer's financial and credit position, including comparisons of all appropriate ratios, and (iii) compares other similar securities offerings to the issuer's proposed offering.

For temporary defensive purposes only, when the investment manager believes that market conditions, such as rising interest rates or other adverse factors, would cause serious erosion of a portfolio's value, each Fund may invest (i) more than 20% of its assets (which could be up to 100%) in fixed-income obligations, the interest on which is subject to regular federal income tax, and (ii) more than 35% of the value of its total assets (which could be up to 100%) in instruments the interest on which is exempt from regular federal income tax but not the respective state's personal income tax, where such state imposes an income tax. Any such temporary taxable investments will be limited to obligations issued or guaranteed by the full faith and credit of the U.S. government, commercial paper rated P-1 by Moody's, A-1 by S&P, or F-1+ by Fitch, or obligations of domestic banks with assets of $1 billion or more.

Municipal Securities

The term "municipal securities," as used in this Prospectus, means obligations issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income tax. All or a portion of the interest on such securities may be deemed to be a preference item under the federal alternative minimum tax system and thus subject to the federal alternative minimum tax. An opinion as to the tax-exempt status of a municipal security is generally rendered to the issuer by the issuer's bond counsel at the time of issuance of the security.

Municipal securities are used to raise money for various public purposes, such as constructing public facilities and making loans to public institutions. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. Further information on the maturity and funding classifications of municipal securities is included in the SAI.

It is possible, from time to time, that a Fund will invest more than 25% of its assets in a particular segment of the municipal securities market, including, but not limited to, hospital revenue bonds, housing agency bonds, tax-exempt industrial development revenue bonds, transportation bonds, or pollution control revenue bonds. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or declining markets or needs for the projects) may also affect other bonds in the same segment, thereby potentially increasing market risk.

Yields on municipal securities vary, depending on a variety of factors, including the general condition of the financial markets and of the municipal securities market, the size of a particular offering, the maturity of the obligation and the credit rating of the issuer. Generally, municipal securities of longer maturities produce higher current yields than municipal securities with shorter maturities but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower-rated municipal securities generally produce a higher yield than higher-rated municipal securities due to the perception of a greater degree of risk as to the ability of the issuer to pay interest and repay principal. The Funds have no restrictions on the maturities of municipal securities in which they may invest. The investment manager will consider each Fund's investment objective and current market conditions in determining which securities to buy or hold.

The interest on bonds issued to finance public purpose state and local government operations is generally tax-exempt for regular federal income tax purposes. Interest on certain private activity bonds (including those for housing and student loans) issued after August 7, 1986, while still tax-exempt, constitutes a preference item for taxpayers in determining the federal alternative minimum tax under the Internal Revenue Code of 1986, as amended (the "Code"), and under the income tax provisions of some states. This interest could subject a shareholder to, or increase liability under, the federal and state alternative minimum tax, depending on the shareholder's tax situation. In addition, all distributions derived from interest exempt from regular federal income tax may subject a corporate shareholder to, or increase liability under, the federal alternative minimum tax, because such distributions are included in the corporation's "adjusted current earnings." In states with a corporate franchise tax, distributions of a Fund may also be fully taxable to a corporate shareholder under the state franchise tax system. Consistent with each Fund's investment objective, a Fund may acquire such private activity bonds if, in the investment manager's opinion, such bonds represent the most attractive investment opportunity then available to a Fund. As of May 31, 1995, each Fund derived the following percentage of its income from bonds, the interest on which constitutes a preference item subject to the federal alternative minimum tax for certain investors:

Fund                          Percentage
Arkansas Fund...............   22.19%
Hawaii Fund.................   41.86%
Tennessee Fund..............   32.56%
Washington Fund.............   25.56%

Each Fund may invest in variable or floating rate demand notes ("VRDNs"). VRDNs are tax-exempt obligations which bear interest at rates that are not fixed, but that vary with changes in prevailing market rates on predesignated dates, and which carry a demand feature that permits a Fund to tender the obligation back to the issuer or a third party at par value plus accrued interest prior to maturity, according to the terms of the obligation, which amount may be more or less than the amount a Fund paid for such obligation. Frequently, VRDNs are secured by letters of credit or other credit support arrangements. Because of the demand feature, the prices of VRDNs may be higher and the yields lower than they otherwise would be for obligations without a demand feature. Each Fund will limit its purchase of municipal securities that are floating rate and variable rate obligations to those meeting the quality standards set forth in this Prospectus.

Each Fund may purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. These transactions are subject to market fluctuation and the value at delivery may be more or less than the purchase price. Although each Fund will generally purchase municipal securities on a when-issued basis with the intention of acquiring such securities, it may sell such securities before the settlement date if it is deemed advisable. When a Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent a Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with its investment objective and policies and not for the purpose of investment leverage.

Each Fund may also invest in municipal lease obligations, primarily through Certificates of Participation ("COPs"). COPs, which are widely used by state and local governments to finance the purchase of property, function much like installment purchase agreements. COPs are created when long-term lease revenue obligations are issued by a governmental corporation to pay for the acquisition of property or facilities which are then leased to a municipality. The payments made by the municipality under the lease are used to repay interest and principal on the obligations issued to purchase the property. Once these lease payments are completed, the municipality gains ownership of the property for a nominal sum. This lease format is generally not subject to constitutional limitations on the issuance of state debt, and COPs may enable a governmental issuer to increase government liabilities beyond constitutional debt limits.

A feature which distinguishes COPs from municipal debt is that the lease which is the subject of the transaction contains a "nonappropriation" clause. A nonappropriation clause provides that while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease annually without penalty if the municipality's appropriating body does not allocate the necessary funds. Local administrations, when faced with increasingly tight budgets, have more discretion to curtail payments under COPs than they do to curtail payments on traditionally funded debt obligations. If the government lessee does not appropriate sufficient monies to make lease payments, the lessor or its agent is typically entitled to repossess the property. The private sector value of the property may be more or less than the amount the government lessee was paying.

While the risk of nonappropriation is inherent to COPs financing, the Funds believe that this risk is mitigated by their policy of investing only in COPs rated within the four highest rating categories of Moody's, S&P or Fitch, or in unrated COPs believed by the investment manager to be of comparable quality. Criteria considered by the rating agencies and the investment manager in assessing such risk include the issuing municipality's credit rating, an evaluation of how essential the leased property is to the municipality and the term of the lease compared to the useful life of the leased property. The Board reviews the COPs held in each Fund's portfolio to assure that they constitute liquid investments based on various factors reviewed by the investment manager and monitored by the Board. Such factors include (a) the credit quality of such securities and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are of comparable quality to the rating required for a Fund's investment, including an assessment of the likelihood that the leases will not be canceled; (b) the size of the municipal securities market, both in general and with respect to COPs; and (c) the extent to which the type of COPs held by a Fund trade on the same basis and with the same degree of dealer participation as other municipal bonds of comparable credit rating or quality. While there is no limit as to the amount of assets which each Fund may invest in COPs, as of May 31, 1995, the Tennessee Fund held 5.52% of its total net assets in COPS and other municipal leases. None of the other Funds held more than five percent of their total net assets in COPs and other municipal leases.

Each Fund may purchase and hold callable municipal bonds which contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specified price, which typically reflects a premium over the bonds' original issue price. These bonds generally have call-protection (that is, a period of time during which the bonds may not be called) which usually lasts for five to ten years, after which time such bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them, during periods of relatively declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be a lower overall yield due to lower current interest rates. If the purchase price of such bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the Funds, depending on the price at which such bonds were redeemed.

Other Policies

Each Fund may (i) borrow from banks for temporary or emergency purposes up to 5% of its total assets and pledge up to 5% of its total assets in connection therewith and (ii) lend up to 10% of its portfolio securities to qualified securities dealers or other institutional investors. These restrictions have been adopted as fundamental policies of each Fund and may not be changed without the approval of a majority of the outstanding voting securities of each Fund. Although each Fund may lend up to 10% of its assets, each Fund currently intends to limit its lending of securities to no more than 5% of its total assets.

Each Fund is subject to a number of additional investment restrictions, some of which may be changed only with the approval of shareholders, which limit its activities to some extent. For a list of these restrictions and more information concerning the policies discussed herein, please see the SAI.

Investment Risk Considerations

While an investment in any of the Funds is not without risk, certain policies are followed in managing the Funds which may help to reduce the investor's risk. There are two categories of risks to which a Fund is subject: credit risk and market risk. Credit risk is a function of the ability of an issuer of a municipal security to maintain timely interest payments and to pay the principal of a security upon maturity. It is generally reflected in a security's underlying credit rating and its stated interest rate (normally the coupon rate). A change in the credit risk associated with a municipal security may cause a corresponding change in the security's price. Market risk is the risk of price fluctuation of a municipal security caused by changes in general economic and interest rate conditions generally affecting the market as a whole. A municipal security's maturity length also affects its price. As with other debt instruments, the price of the securities in which a Fund invests are likely to decrease in times of rising interest rates. Conversely, when rates fall, the value of a Fund's debt instruments may rise. Price changes of securities held by a Fund have a direct impact on the net asset value per share of that Fund. Since each Fund primarily invests in the securities of its respective state, there are certain specific factors and considerations concerning each state which may affect the credit and market risk of the municipal securities that each Fund may purchase. See "Special Factors Affecting Each Fund" and the SAI for a discussion of these factors.

As non-diversified investment companies, the Funds are not subject to any statutory restriction under the 1940 Act with respect to the percentage of their assets which may be invested in the securities of one or more issuers. Each Fund, however, intends to comply with the asset diversification, income, distribution and other requirements of the Code applicable to regulated investment companies so that it will not be subject to federal income tax and distributions to shareholders will be free from regular federal income tax to the extent that they are derived from municipal securities. Accordingly, each Fund will not purchase a security if, as a result, more than 25% of its total assets would be invested in the securities of a single issuer, or with respect to 50% of its total assets, more than 5% of such assets would be invested in the securities of a single issuer. To the extent a Fund is not fully diversified, it may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if the Fund were more broadly diversified.

Conversion to Master/Feeder Fund Structure

Currently, in seeking to accomplish its objective of providing investors with as high a level of income exempt from regular federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital and a maximum level of income which is exempt from the state personal income taxes (if any) for resident shareholders of each such state, each Fund invests directly in a portfolio of municipal securities. Certain funds administered by the investment manager participate as feeder funds in master/feeder fund structures. Under a master/feeder structure, one or more feeder funds invest their assets in a master fund, which, in turn, invests its assets directly in securities. Each Fund hereby reserves the right to convert to a master/feeder fund structure at a future date. Various state governments have adopted the North American Securities Administrators Association Guidelines for registration of master/feeder funds. If required by those guidelines, as then in effect, the Trust, on behalf of each Fund, will seek shareholder approval prior to converting a Fund to the master/feeder structure, subject to there not being adopted a provision or ruling under federal law which removes the requirement for shareholder approval. If it is determined by the requisite regulatory authorities that such approval is not required, shareholders will be deemed to have consented to such conversion by their purchase of Fund shares and no further shareholder approval will be sought or needed. Shareholders will, however, be informed in writing in advance of the conversion. A determination to convert a Fund to a master/feeder structure would not be expected to result in an increase in the level of fees or expenses paid by a Fund or its shareholders. The investment objective and other fundamental policies of each Fund, which can be changed only with shareholder approval, are structured so as to permit each Fund to invest directly in securities or indirectly in securities through a master/feeder fund structure.

How Shareholders Participate in
the Results of Each Fund's Activities

The assets of each Fund are invested in portfolio securities. If the securities owned by a Fund increase in value, the value of the shares of the Fund which the shareholder owns will increase. If the securities owned by a Fund decrease in value, the value of the shareholder's shares in that Fund will also decline. In this way, shareholders participate in any change in the value of the securities owned by a Fund.

In addition to the factors which affect the value of individual securities, as described in the preceding sections, a shareholder may anticipate that the value of a Fund's shares will fluctuate with movements in the broader bond markets as well. In particular, changes in interest rates will affect the value of a Fund's portfolio and thus its share price. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of a Fund's shares. History reflects both increases and decreases in the prevailing rate of interest and these may reoccur unpredictably in the future.

Management of the Trust

The Board has the primary responsibility for the overall management of the Trust and for electing the officers of the Trust who are responsible for administering its day-to-day operations.

Franklin Advisers, Inc. ("Advisers" or "Manager") serves as each Fund's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its various subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 34 U.S. registered investment companies (115 separate series) with aggregate assets of over $77 billion, approximately $40 billion of which are in the municipal securities market.

Pursuant to a management agreement, the Manager supervises and implements each Fund's investment activities and provides certain administrative services and facilities which are necessary to conduct each Fund's business.

During the fiscal year ended May 31, 1995, management fees, before any advance waiver, totaled 0.63% of the average daily net assets of the Hawaii Fund and 0.62% of the average daily net assets of the Arkansas, Tennessee and Washington Funds. Total operating expenses, including management fees before any advance waiver, totaled 1.11%, 0.87%, 0.92% and 1.05% of the average daily net assets of the Arkansas, Hawaii, Tennessee and Washington Funds, respectively. Pursuant to an agreement by Advisers to waive its fees, the Funds paid no management fees and paid operating expenses totaling 0.10%, 0.20%, 0.10% and 0.10% of the average daily net assets of the Arkansas, Hawaii, Tennessee and Washington Funds, respectively.

It is not anticipated that any of the Funds will incur a significant amount of brokerage expenses because municipal securities are generally traded in principal transactions which involve the receipt by the broker of a spread between the bid and ask prices for the securities, and not the receipt of commissions. In the event that a Fund participates in transactions involving brokerage commissions, it is the Manager's responsibility to select brokers through whom such transactions will be effected. The Manager will try to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of a Fund, as factors in selecting a broker. Further information is included under "The Trust's Policies Regarding Brokers Used on Portfolio Transactions" in the SAI.

Shareholder accounting and many of the clerical functions for the Funds are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

Plans of Distribution

Each Fund has adopted a plan of distribution (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, each Fund may reimburse Distributors or others for all expenses incurred by Distributors or others in the promotion and distribution of the Fund's shares. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates. The maximum amount which the Hawaii Fund may pay to Distributors or others for such distribution expenses is 0.10% per annum of the average daily net assets of the Hawaii Fund, payable on a quarterly basis. All expenses of distribution and marketing in excess of 0.10% per annum will be borne by Distributors, or others who have incurred them, without reimbursement from the Hawaii Fund. The maximum amount which the Arkansas, Tennessee and Washington Funds may pay to Distributors or others for such distribution expenses is 0.15% per annum of the average daily net assets of each such Fund, payable on a quarterly basis. All expenses of distribution and marketing in excess of 0.15% per annum will be borne by Distributors, or others who have incurred them, without reimbursement from the Arkansas, Tennessee and Washington Funds. The Plans also cover any payments to or by a Fund, Advisers, Distributors, or other parties on behalf of a Fund, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by a Fund within the context of Rule 12b-1. The payments under the Plans are included in the maximum operating expenses which may be borne by each Fund. For more information, please see the SAI.

Distributions to Shareholders

There are two types of distributions which each Fund may make to its shareholders:

1. Income dividends. Each Fund receives income in the form of interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. Each Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by each Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed net capital gains from the prior fiscal year. These distributions, when made, will generally be fully taxable to the Fund's shareholders. Each Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

Distribution Date

Although subject to change by the Board, without prior notice to or approval by shareholders, each Fund's current policy is to declare income dividends daily and pay them monthly on or about the last business day of that month. The amount of income dividend payments by each Fund is dependent upon the amount of net income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. Fund shares are quoted ex-dividend on the first business day following the record date. The Funds do not pay "interest" or guarantee any fixed rate of return on an investment in their shares.

Dividend Reinvestment

Unless otherwise requested, income dividends and capital gain distributions, if any, will be automatically reinvested in the shareholder's account in the form of additional shares, valued at the closing net asset value (without a sales charge) on the dividend reinvestment date. Dividend and capital gain distributions are only eligible for reinvestment at net asset value in the Fund or Class I shares of other Franklin Templeton Funds. Shareholders have the right to change their election with respect to the receipt of distributions by notifying the Fund, but any such change will be effective only as to distributions for which the reinvestment date is seven or more business days after such Fund has been notified. See the SAI for more information.

Many of each Fund's shareholders receive their distributions in the form of additional shares. This is a convenient way to accumulate additional shares and maintain or increase the shareholder's earnings base. Of course, any shares so acquired remain at market risk.

Distributions in Cash

A shareholder may elect to receive income dividends, or both income dividends and capital gain distributions, in cash. By completing the "Special Payment Instructions for Distributions" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected distributions to another fund in the Franklin Group of Funds(R) or the Templeton Funds, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Dividends which may be paid in the interim will be sent to the address of record. Additional information regarding automated fund transfers may be obtained from Franklin's Shareholder Services Department.

Taxation of the Funds
and Their Shareholders

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. Additional information on tax matters relating to the Funds and their shareholders is included in the section entitled "Additional Information Regarding Taxation" in the SAI.

All series of the Trust are treated as separate entities for federal and state income tax purposes. Each Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, a Fund will not be liable for federal income or excise taxes. By meeting certain requirements of the Code, the Funds have qualified and continue to qualify to pay exempt-interest dividends to shareholders. Such exempt-interest dividends are derived from interest income exempt from regular federal income tax and are not subject to regular federal income tax for Fund shareholders.

Arkansas Taxes - The Arkansas Fund has received a ruling from the Arkansas Department of Revenue and Finance dated January 25, 1994, to the effect that distributions from the Arkansas Fund that are attributable to (1) interest from obligations of the state of Arkansas or its political subdivisions, and (2) interest derived from obligations of the United States government or its territories and possessions will not be taxable to shareholders for purposes of the Arkansas personal income tax. All other dividends paid by the Arkansas Fund will be subject to the Arkansas personal income tax. The Fund has also received a ruling to the effect that distributions paid by the Arkansas Fund from that Fund's long-term capital gains and designated as capital gain dividends will be treated as long-term capital gains in the hands of Arkansas Fund shareholders subject to Arkansas personal income tax.

Hawaii Taxes - To the extent that exempt-interest dividends paid by the Hawaii Fund are derived from interest on obligations of Hawaii or its political subdivisions, from interest on direct obligations of the federal government, or from interest on obligations of Puerto Rico, the U.S. Virgin Islands, Guam or the District of Columbia, they will be exempt from personal income tax in Hawaii.

Tennessee Taxes - Under existing Tennessee law, as long as the Tennessee Fund qualifies as a regulated investment company under the Code, distributions from the Tennessee Fund will not be subject to the Tennessee stock and bond income tax, also known as the Hall Income Tax, to the extent that such distributions are attributable to interest on (i) bonds or securities of the United States government or any agency or instrumentality thereof, or (ii) bonds of the state of Tennessee or any county, municipality, or political subdivision thereof, including any agency, board, authority, or commission. Other distributions from the Tennessee Fund, including dividends attributable to obligations of issuers in states other than Tennessee and capital gain dividends, will be fully taxable for purposes of the Tennessee stock and bond income tax.

To the extent dividends paid by a Fund are derived from taxable income from temporary investments (including the discount from certain stripped obligations or their coupons or income from securities loans or other taxable transactions), from the excess of net short-term capital gain over net long-term capital loss, or from ordinary income derived from the sale or disposition of bonds purchased with market discount after April 30, 1993, they are treated as ordinary income for federal income tax purposes whether the shareholder has elected to receive them in cash or in additional shares.

From time to time, a Fund may purchase a tax-exempt obligation with market discount; that is, for a price that is less than the principal amount of the bond or for a price that is less than the principal amount of the bond where the bond was issued with original issue discount and such market discount exceeds a de minimis amount under the Code. For such obligations purchased after April 30, 1993, a portion of the gain on sale or disposition (not to exceed the accrued portion of market discount as of the time of sale or disposition) is treated as ordinary income rather than capital gain. Any distribution by a Fund of such ordinary income to its shareholders will be subject to regular federal and state income taxes in the hands of Fund shareholders. In any fiscal year, a Fund may elect not to distribute to its shareholders its taxable ordinary income and, instead, to pay federal income or excise taxes on this income at the Fund level. The amount of such distributions, if any, is expected to be small.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated, for tax purposes, as if received by the shareholder on December 31 of the calendar year in which they are declared.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time the shareholder has owned shares of a Fund and regardless of whether such distributions are received in cash or in additional shares.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or loss. Any loss incurred on the sale or exchange of a Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares and will be disallowed to the extent of exempt-interest dividends paid with respect to such shares.

Each Fund will inform shareholders of the source of their dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise them of the tax status for federal income tax purposes of such dividends and distributions, including the portion of the dividends on an average basis which constitutes taxable income or a tax preference item under the federal alternative minimum tax. Shareholders who have not held shares of a Fund for a full calendar year may have designated as tax-exempt or as tax preference income a percentage of income which is not equal to the actual amount of tax-exempt or tax preference income earned during the period of their investment in a Fund.

Exempt-interest dividends of a Fund, although exempt from regular federal income tax in the hands of a shareholder, are includable in the tax base for determining the extent to which a shareholder's social security or railroad retirement benefits will be subject to regular federal income tax. Shareholders are required to disclose the receipt of tax-exempt interest dividends on their federal income tax returns.

Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry Fund shares may not be fully deductible for federal income tax purposes.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes to distributions received by them from a Fund and the application of foreign tax laws to these distributions.

The foregoing description relates solely to federal income tax law and to Arkansas, Hawaii and Tennessee income tax treatment to the extent indicated. Shareholders should consult their tax advisors with respect to the applicability of other state and local income taxes to their shares in a Fund and to distributions and redemption proceeds received from a Fund. Corporate, individual and trust shareholders should contact their tax advisors to determine the impact of Fund dividends and capital gain distributions under the alternative minimum tax that may be applicable to a shareholder's particular tax situation.

How to Buy Shares of Each Fund

Shares of each Fund are continuously offered through securities dealers which execute an agreement with Distributors, the principal underwriter of the Funds' shares. The use of the term "securities dealer" shall include other financial institutions which, pursuant to an agreement with Distributors (directly or through affiliates), handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity. The minimum initial investment in each Fund is $100 and subsequent investments must be $25 or more. These minimums may be waived when the shares are purchased through plans established by the Franklin Templeton Group. The Trust and Distributors reserve the right to refuse any order for the purchase of shares. The Funds currently do not permit investment by market timing or allocation services ("Timing Accounts"), which generally include accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators.

Purchase Price of Shares of Each Fund

Shares of each Fund are offered at their public offering price, which is determined by adding the net asset value per share plus a front-end sales charge, next computed (1) after the shareholder's securities dealer receives the order which is promptly transmitted to the Fund or (2) after receipt of an order by mail from the shareholder directly in proper form (which generally means a completed Shareholder Application accompanied by a negotiable check). The sales charge is a variable percentage of the offering price depending upon the amount of the sale. The offering price will be calculated to two decimal places using standard rounding criteria. A description of the method of calculating net asset value per share is included under the caption "Valuation of Shares of Each Fund."

Set forth below is a table showing front-end sales charges or underwriting commissions and dealer concessions.

                                                         Total Sales Charge
                                                 As a Percentage Dealer Concession
Size of Transaction            As a Percentage    of Net Amount      As a Percentage
at Offering Price              of Offering Price   Invested      of Offering Price*,***
Less than $100,000                     4.25%         4.44%              4.00%
$100,000 but less than $250,000        3.50%         3.63%              3.25%
$250,000 but less than $500,000        2.75%         2.83%              2.50%
$500,000 but less than $1,000,000      2.15%         2.20%              2.00%
$1,000,000 or more                     none          none            (see below)**


*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.

**The following commissions will be paid by Distributors, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. Dealer concession breakpoints are reset every 12 months for purposes of additional purchases.

***At the discretion of Distributors, all sales charges may at times be allowed to the securities dealer. If 90% or more of the sales commission is allowed, such securities dealer may be deemed to be an underwriter as that term is defined in the Securities Act of 1933, as amended.

No front-end sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of all or a portion of investments of $1 million or more within the contingency period. See "How to Sell Shares of Each Fund - Contingent Deferred Sales Charge."

The size of a transaction which determines the applicable sales charge on the purchase of Fund shares is determined by adding the amount of the shareholder's current purchase plus the cost or current value (whichever is higher) of a shareholder's existing investment in one or more of the funds in the Franklin Group of Funds(R) and the Templeton Group of Funds. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group of Funds, except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds"), (b) other investment products underwritten by Distributors or its affiliates (although certain investments may not have the same schedule of sales charges and/or may not be subject to reduction), and (c) the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). (Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Funds.") Sales charge reductions based upon aggregate holdings of (a), (b) and (c) above ("Franklin Templeton Investments") may be effective only after notification to Distributors that the investment qualifies for a discount.

Other Payments to Securities Dealers. Distributors, or one of its affiliates, may make payments, out of its own resources, of up to 1% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by certain trust companies and trust departments of banks. See "Description of Special Net Asset Value Purchases" and the SAI.

Distributors or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with sales of shares of the Franklin Templeton Funds. Compensation may include financial assistance to securities dealers and payments made in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Franklin Templeton Funds and other dealer-sponsored programs or events. In some instances, this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Securities dealers may not use sales of a Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned additional compensation is paid for by the Funds or their shareholders.

Additional terms concerning the offering of a Fund's shares are included in the SAI.

Certain officers and trustees of the Trust are also affiliated with Distributors. A detailed description is included in the SAI.

Quantity Discounts in Sales Charges

Shares may be purchased under a variety of plans which provide for a reduced sales charge. To be certain to obtain the reduction of the sales charge, the investor or the securities dealer should notify Distributors at the time of each purchase of shares which qualifies for the reduction. In determining whether a purchase qualifies for a discount, an investment in any of the Franklin Templeton Investments may be combined with those of the investor's spouse, children under the age of 21 and grandchildren under the age of 21. The value of Class II shares owned by the investor may also be included for this purpose.

In addition, an investment in the Fund may qualify for a reduction in the sales charge under the following programs:

1. Rights of Accumulation. The cost or current value (whichever is higher) of existing investments in the Franklin Templeton Investments may be combined with the amount of the current purchase in determining the sales charge to be paid.

2. Letter of Intent. An investor may immediately qualify for a reduced sales charge on a purchase of shares of a Fund by completing the Letter of Intent section of the Shareholder Application (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge and grants to Distributors a security interest in the reserved shares and irrevocably appoints Distributors as attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due. Purchases under the Letter will conform with the requirements of Rule 22d-1 under the 1940 Act. The investor or the investor's securities dealer must inform Investor Services or Distributors that this Letter is in effect each time a purchase is made.

An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application: Five percent (5%) of the amount of the total intended purchase will be reserved in shares of a Fund, registered in the investor's name, to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The reserved shares will be included in the total shares owned as reflected on periodic statements and income and capital gain distributions on the reserved shares will be paid as directed by the investor. The reserved shares will not be available for disposal by the investor until the Letter of Intent has been completed or the higher sales charge paid. For more information, see "Additional Information Regarding Fund Shares" in the SAI.

Although the sales charges on Class II shares cannot be reduced through these programs, the value of Class II shares owned by the investor may be included in determining a reduced sales charge to be paid on Class I shares pursuant to the Letter of Intent and Rights of Accumulation programs.

Group Purchases

An individual who is a member of a qualified group may also purchase shares of each Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of shares previously purchased and still owned by the members of the group, plus the amount of the current purchase. For example, if members of the group had previously invested and still held $80,000 of Fund shares and now were investing $25,000, the sales charge would be 3.50%. Information concerning the current sales charge applicable to a group may be obtained by contacting Distributors.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and
(iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, be available to arrange for group meetings between representatives of a Fund or Distributors and the members, agree to include sales and other materials related to the Funds in its publications and mailings to members at reduced or no cost to Distributors and seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.

If an investor selects a payroll deduction plan, subsequent investments will be automatic and will continue until such time as the investor notifies the Fund and the investor's employer to discontinue further investments. Due to the varying procedures used to prepare, process and forward the payroll deduction information to the Fund, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. The investment in such Fund will be made at the offering price per share determined on the day that both the check and payroll deduction data are received in required form by the Fund.

Purchases at Net Asset Value

Shares of each Fund may be purchased without the imposition of a front-end sales charge ("net asset value") or a contingent deferred sales charge by (1) officers, trustees, directors and full-time employees of the Funds, any of the Franklin Templeton Funds, or of the Franklin Templeton Group, and by their spouses and family members, including subsequent investments made by such parties after cessation of employment; (2) companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer; (3) accounts managed by the Franklin Templeton Group; (4) registered securities dealers and their affiliates, for their investment account only; and (5) registered personnel and employees of securities dealers and by their spouses and family members, in accordance with the internal policies and procedures of the employing securities dealer.

Shares of each Fund may be purchased at net asset value by persons who have redeemed, within the previous 365 days, their shares of a Fund or Class I shares of another of the Franklin Templeton Funds which were purchased with a front-end sales charge or assessed a contingent deferred sales charge on redemption. If a different class of shares is purchased, the full front-end sales charge must be paid at the time of purchase of the new shares. Under this privilege, an investor may reinvest an amount not exceeding the redemption proceeds. While credit will be given for any contingent deferred sales charge paid on the shares redeemed and subsequently repurchased, a new contingency period will begin. Shares redeemed in connection with an exchange into another of the Franklin Templeton Funds (see "Exchange Privilege") are not considered "redeemed" for this privilege. In order to exercise this privilege, a written order for the purchase of shares of a Fund must be received by the Fund or the Fund's Shareholder Services Agent within 365 days after the redemption. The 365 days, however, do not begin to run on redemption proceeds placed immediately after redemption in a Franklin Bank Certificate of Deposit ("CD") until the CD (including any rollover) matures. Reinvestment at net asset value may also be handled by a securities dealer or other financial institution, who may charge the shareholder a fee for this service. The redemption is a taxable transaction but reinvestment without a sales charge may affect the amount of gain or loss recognized and the tax basis of the shares reinvested. If there has been a loss on the redemption, the loss may be disallowed if a reinvestment in the same fund is made within a 30-day period. Information regarding the possible tax consequences of such a reinvestment is included in the tax section of this Prospectus and the SAI.

Shares of each Fund or Class I shares of another of the Franklin Templeton Funds may be purchased at net asset value and without a contingent deferred sales charge by persons who have received dividends and capital gains distributions in cash from investments in a Fund within 365 days of the payment date of such distribution. Class II shareholders may also invest such distributions at net asset value in a Class I Franklin Templeton Fund. To exercise this privilege, a written request to reinvest the distribution must accompany the purchase order. Additional information may be obtained from Shareholder Services at 1-800/632-2301. See "Distributions in Cash" under "Distributions to Shareholders."

Shares of each Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by investors who have, within the past 60 days, redeemed an investment in a mutual fund which is not part of the Franklin Templeton Funds and which was subject to a front-end sales charge or a contingent deferred sales charge and which has investment objectives similar to those of a Fund.

Shares of each Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by broker-dealers who have entered into a supplemental agreement with Distributors, or by registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program).

Shares of each Fund may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by any state, county, or city, or any instrumentality, department, authority or agency thereof, which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company (an "eligible governmental authority"). SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Municipal investors considering investment of proceeds of bond offerings into a Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations. If an investment by an eligible governmental authority at net asset value is made through a securities dealer who has executed a dealer agreement with Distributors, Distributors or one of its affiliates may make a payment, out of its own resources, to such securities dealer in an amount not to exceed 0.25% of the amount invested. Contact the Franklin Templeton Institutional Services Department for additional information.

Description of Special Net Asset Value Purchases

Shares of each Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. Such purchases are subject to minimum requirements with respect to amount of purchase, which may be established by Distributors. Currently, those criteria require that the amount invested or to be invested during the subsequent 13-month period in a Fund or any of the Franklin Templeton Investments must total at least $1,000,000. Orders for such accounts will be accepted by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order.

Refer to the SAI for further information regarding net asset value purchases.

General

Securities laws of states in which each Fund's shares are offered for sale may differ from the interpretations of federal law, and banks and financial institutions selling Fund shares may be required to register as dealers pursuant to state law.

Other Programs and Privileges
Available to Fund Shareholders

Certain of the programs and privileges described in this section may not be available directly from a Fund to shareholders whose shares are held, of record, by a financial institution or in a "street name" account or networked account through the National Securities Clearing Corporation ("NSCC") (see the section captioned "Account Registrations" in this Prospectus).

Share Certificates

Shares for an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in the name of an investor on the books of a Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by the shareholder, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by the shareholder or by the securities dealer.

Confirmations

A confirmation statement will be sent to each shareholder quarterly to reflect the dividends reinvested during that period and after each other transaction which affects the shareholder's account. This statement will also show the total number of shares owned by the shareholder, including the number of shares in "plan balance" for the account of the shareholder.

Automatic Investment Plan

Under the Automatic Investment Plan, a shareholder may be able to arrange to make additional purchases of shares automatically on a monthly basis by electronic funds transfer from a checking account, if the bank which maintains the account is a member of the Automated Clearing House, or by preauthorized checks drawn on the shareholder's bank account. A shareholder may, of course, terminate the program at any time. The Automatic Investment Plan Application included with this Prospectus contains the requirements applicable to this program. In addition, shareholders may obtain more information concerning this program from their securities dealer or from Distributors.

The market value of each Fund's shares is subject to fluctuation. Before undertaking any plan for systematic investment, the investor should keep in mind that such a program does not assure a profit or protect against a loss.

Systematic Withdrawal Plan

A shareholder may establish a Systematic Withdrawal Plan and receive regular periodic payments from the account, provided that the net asset value of the shares held by the shareholder is at least $5,000. There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. The minimum amount which the shareholder may withdraw is $50 per withdrawal transaction, although this is merely the minimum amount allowed under the plan and should not be mistaken for a recommended amount. The plan may be established on a monthly, quarterly, semiannual or annual basis. If the shareholder establishes a plan, any capital gain distributions and income dividends paid by a Fund will be reinvested for the shareholder's account in additional shares at net asset value. Payments will then be made from the liquidation of shares at net asset value on the day of the transaction (which is generally the first business day of the month in which the payment is scheduled) with payment generally received by the shareholder three to five days after the date of liquidation. By completing the "Special Payment Instructions for Distributions" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected withdrawals to another of the Franklin Templeton Funds, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Payments which may be paid in the interim will be sent to the address of record. Liquidation of shares may reduce or possibly exhaust the shares in the shareholder's account, to the extent withdrawals exceed shares earned through dividends and distributions, particularly in the event of a market decline. If the withdrawal amount exceeds the total plan balance, the account will be closed and the remaining balance will be sent to the shareholder. As with other redemptions, a liquidation to make a withdrawal payment is a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than the shareholder's actual yield or income, part of the payment may be a return of the shareholder's investment.

The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of a Fund would be disadvantageous because of the sales charge on the additional purchases. Also, redemptions of shares may be subject to a contingent deferred sales charge if the shares are redeemed within 12 months of the calendar month of the original purchase date. The shareholder should ordinarily not make additional investments of less than $5,000 or three times the annual withdrawals under the plan during the time such a plan is in effect. The applicable contingent deferred sales charge is waived for share redemptions of up to 1% monthly of an account's net asset value (12% annually, 6% semiannually, 3% quarterly). For example, if an account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge. Any amount over that $120,000 would be assessed a 1% contingent deferred sales charge. A Systematic Withdrawal Plan may be terminated on written notice by the shareholder or a Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account, or upon the Fund's receipt of notification of the death or incapacity of the shareholder. Shareholders may change the amount (but not below the specified minimum) and schedule of withdrawal payments, or suspend one such payment, by giving written notice to Investor Services at least seven business days prior to the end of the month preceding a scheduled payment. Share certificates may not be issued while a Systematic Withdrawal Plan is in effect.

Institutional Accounts

There may be additional methods of purchasing, redeeming or exchanging shares of the Fund available to institutional accounts. For further information, contact the Franklin Templeton Institutional Services Department at 1-800/321-8563.

Exchange Privilege

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these mutual funds are offered to the public with a sales charge. If a shareholder's investment objective or outlook for the securities markets changes, a Fund's shares may be exchanged for Class I shares of other Franklin Templeton Funds which are eligible for sale in the shareholder's state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Before making an exchange, investors should review the prospectus of the fund they wish to exchange from and the fund they wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, minimum holding periods or applicable sales charges. No exchanges between different classes of shares are allowed and, therefore, shares of a Fund may not be exchanged for Class II shares of other Franklin Templeton Funds. Shareholders may choose to redeem shares of a Fund and purchase Class II shares of other Franklin Templeton Funds but such purchase will be subject to that fund's Class II front-end and contingent deferred sales charges for the contingency period of 18 months. Although there are no exchanges between different classes of shares, shareholders of a Class II Franklin Templeton Fund may, however, elect to direct their dividends and capital gain distributions to a Fund at net asset value.

Exchanges may be made in any of the following ways:

Exchanges By Mail

Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.

Exchanges By Telephone

Shareholders, or their investment representative of record, if any, may exchange shares of a Fund by telephone by calling Investor Services at 1-800/632-2301 or the automated Franklin TeleFACTS(R) system (day or night) at 1-800/247-1753.
If the shareholder does not wish this privilege extended to a particular account, the Fund or Investor Services should be notified.

The telephone exchange privilege allows a shareholder to effect exchanges from a Fund into an identically registered account in Class I shares of one of the other available Franklin Templeton Funds. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in the shareholder's account. The Funds and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please refer to "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, shareholders should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

Exchanges Through Securities Dealers

As is the case with all purchases and redemptions of each Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "Exchanges By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in the shareholder's account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

Additional Information Regarding Exchanges

If the account has shares subject to a contingent deferred sales charge, the shares will be exchanged into the new account on a "first-in, first-out" basis. The contingency period of 12 months during which a contingent deferred sales charge may be assessed will be tolled (or stopped) for the period such shares are exchanged into and held in a Franklin or Templeton money market fund. See also "How to Sell Shares of Each Fund - Contingent Deferred Sales Charge."

Exchanges are made on the basis of the net asset values of the funds involved, except as set forth below. Exchanges of shares of a Fund which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund being purchased, unless the investment on which no sales charge was paid originated from a fund on which the investor paid or was subject to a front-end or contingent deferred sales charge. Exchanges of shares of a Fund which were purchased with a lower sales charge to a fund which has a higher sales charge will be charged the difference, unless the shares were held in the Fund for at least six months prior to executing the exchange. When an investor requests the exchange of the total value of the Fund account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at the net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund in accordance with the procedures set forth above. Because the exchange is considered a redemption and purchase of shares, the shareholder may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and in the SAI.

If a substantial portion of a Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Funds to initially invest this money in short-term, interest-bearing municipal securities, unless it is felt that attractive investment opportunities consistent with a Fund's investment objective exist immediately. Subsequently, this money will be withdrawn from such short-term municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The exchange privilege may be modified or discontinued by each Fund at any time upon 60 days' written notice to shareholders.

The Funds currently will not accept investments from Timing Accounts.


How to Sell Shares of Each Fund



A shareholder may at any time liquidate shares owned and receive from a Fund the value of the shares. Shares may be redeemed in any of the following ways:

Redemptions By Mail

Send a written request, signed by all registered owners, to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. The shareholder will then receive from the Fund the value of the shares based upon the net asset value per share (less the contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated (at the scheduled closing of the New York Stock Exchange (the "Exchange") which is generally 1:00 p.m. Pacific time) each day that the Exchange is open for business will receive the price calculated on the following business day. Shareholders are requested to provide a telephone number where they may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact a shareholder promptly when necessary will speed the processing of the redemption.

To be considered in proper form, signatures must be guaranteed if the redemption request involves any of the following:

(1) the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to someone other than the registered owner(s) of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the shareholder's address of record, preauthorized bank account or brokerage firm account;

(4) share certificates, if the redemption proceeds are in excess of $50,000; or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.

Signatures must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered shareholders exactly as the account is registered, with the signatures guaranteed as referenced above. Shareholders are advised, for their own protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.

Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officer(s) of the corporation and (2) a corporate resolution.

Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature guaranteed letter of instruction from the trustee(s) and
(2) a copy of the pertinent pages of the trust document listing the trustee(s) or a Certification for Trust if the trustee(s) are not listed on the account registration.

Custodial (other than a retirement account) - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and the applicable state law since these accounts have varying requirements, depending upon the state of residence.

Payment for redeemed shares will be sent to the shareholder within seven days after receipt of the request in proper form.

Redemptions By Telephone

Shareholders who complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, may redeem shares of a Fund by telephone. Information may also be obtained by writing to a Fund or Investor Services at the address shown on the cover or by calling 1-800/632-2301. The Funds and Investor Services will employ reasonable procedures to confirm that instructions given by telephone are genuine. Shareholders, however, bear the risk of loss in certain cases as described under "Telephone Transactions - Verification Procedures."

For shareholder accounts with the completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with a Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the scheduled closing of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record. Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, a shareholder should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments and government entities which qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) which wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement, which is available from the Franklin Templeton Institutional Services Department by telephoning 1-800/321-8563.

Redeeming Shares Through Securities Dealers

Each Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if the shareholder redeems shares through a dealer, the redemption price will be the net asset value next calculated after the shareholder's dealer receives the order which is promptly transmitted to the Fund, rather than on the day the Fund receives the shareholder's written request in proper form. The documents described under "Redemptions By Mail" above, as well as a signed letter of instruction, are required regardless of whether the shareholder redeems shares directly or submits such shares to a securities dealer for repurchase. A shareholder's letter should reference the Fund, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of the shareholder's redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in a shareholder's best interest to have the required documentation completed and forwarded to the Fund as soon as possible. The shareholder's dealer may charge a fee for handling the order. The SAI contains more information on the redemption of shares.

Contingent Deferred Sales Charge

In order to recover commissions paid to securities dealers, investments of $1 million or more redeemed within the contingency period of 12 months of the calendar month of their purchase will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.

In determining whether a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of shares representing amounts attributable to capital appreciation of those shares held less than the contingency period; (ii) shares purchased with reinvested dividends and capital gain distributions; (iii) other shares held longer than the contingency period; and followed by (iv) any shares held less than the contingency period, on a "first-in, first-out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge is waived for: exchanges; any account fees; redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually); redemptions initiated by a Fund due to a shareholder's account falling below the minimum specified account size; and redemptions following the death of the shareholder or the beneficial owner.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Requests for redemptions of a specified dollar amount, unless otherwise specified, will result in additional shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a specific number of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.

Additional Information Regarding Redemptions

A Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption. In addition, the right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount invested by the shareholder, depending on fluctuations in the market value of securities owned by the Fund.

Other Information

Distribution or redemption checks sent to shareholders do not earn interest or any other income during the time such checks remain uncashed and neither a Fund nor its affiliates will be liable for any loss to the shareholder caused by the shareholder's failure to cash such checks.

"Cash" payments to or from a Fund may be made by check, draft or wire. The Funds have no facility to receive, or pay out, cash in the form of currency.

For any information required about a proposed liquidation, a shareholder may call Franklin's Shareholder Services Department or the securities dealer may call Franklin's Dealer Services Department.

Telephone Transactions

Shareholders of each Fund and their investment representative of record, if any, may be able to execute various transactions by calling Investor Services at 1-800/632-2301.

All shareholders will be able to execute various telephone transactions, including to: (i) effect a change in address, (ii) change a dividend option,
(iii) transfer Fund shares in one account to another identically registered account in the Fund, (iv) request the issuance of certificates, to be sent to the address of record only, and (v) exchange Fund shares as described in this Prospectus by telephone. In addition, shareholders who complete and file an Agreement, as described under "How to Sell Shares of Each Fund - Redemptions By Telephone," will be able to redeem shares of a Fund.

Verification Procedures

Each Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. Shareholders are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

General

During periods of drastic economic or market changes, it is possible that the telephone transaction privileges will be difficult to execute because of heavy telephone volume. In such situations, shareholders may wish to contact their investment representative for assistance, or to send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither a Fund nor Investor Services will be liable for any losses resulting from the inability of a shareholder to execute a telephone transaction.

The telephone transaction privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

Valuation of Shares of Each Fund

The net asset value per share of each Fund is determined as of the scheduled closing of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum front-end sales charge of each Fund).

The net asset value per share of each Fund is determined in the following manner: The aggregate of all liabilities is deducted from the aggregate gross value of all assets, and the difference is divided by the number of shares of the Fund outstanding at the time. For the purpose of determining the aggregate net assets of each Fund, cash and receivables are valued at their realizable amounts and interest is recorded as accrued. Portfolio securities for which market quotations are readily available are valued within the range of the most recent bid and ask prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of trustees, a Fund may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

How to Get Information Regarding an Investment in Each Fund

Any questions or communications regarding a shareholder's account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, Franklin and Templeton shareholders may access an automated system (day or night) which offers the following features.

By calling the Franklin TeleFACTS(R) system at 1-800/247-1753, shareholders may obtain account information, current price and, if available, yield or other performance information specific to each Fund or any Franklin Templeton Fund. In addition, Franklin Class I shareholders may process an exchange, within the same class, into an identically registered Franklin account and request duplicate confirmation or year-end statements, money fund checks, if applicable, and deposit slips.

Information about each Fund may be accessed by entering a Fund's Code followed by the # sign. The Funds' Codes are 221 for the Arkansas Fund, 173 for the Hawaii Fund, 220 for the Tennessee Fund, and 176 for the Washington Fund. The system's automated operator will prompt the caller with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist shareholders and securities dealers wishing to speak directly with a representative, the following is a list of the various Franklin departments, telephone numbers and hours of operation. The same numbers may be used when calling from a rotary phone.

                                    Hours of Operation (Pacific time)
Department Name        Telephone No.  (Monday through Friday)
Shareholder Services   1-800/632-2301  5:30 a.m. to 5:00 p.m.
Dealer Services        1-800/524-4040  5:30 a.m. to 5:00 p.m.
Fund Information       1-800/DIAL BEN  5:30 a.m. to 8:00 p.m.
                                       8:30 a.m. to 5:00 p.m. (Saturday)
Retirement Plans       1-800/527-2020  5:30 a.m. to 5:00 p.m.
TDD (hearing impaired) 1-800/851-0637  5:30 a.m. to 5:00 p.m.

In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin or Templeton's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.

Performance

Advertisements, sales literature and communications to shareholders may contain several measures of each Fund's performance, including current yield, tax equivalent yield, various expressions of total return, current distribution rate and taxable equivalent distribution rate. They may occasionally cite statistics to reflect each Fund's volatility or risk.

Average annual total return figures, as prescribed by the SEC, represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five- and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. Each Fund may also furnish total return quotations for other periods or based on investments at various sales charge levels or at net asset value. For such purposes, total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Current yield reflects the income per share earned by each Fund's portfolio investments; it is calculated by dividing the Fund's net investment income per share during a recent 30-day period by the maximum public offering price on the last day of that period and annualizing the result. Tax equivalent yield demonstrates the yield from a taxable investment necessary to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. It is computed by dividing the tax-exempt portion of a fund's yield (calculated as indicated) by one minus a stated income tax rate and adding the product to the taxable portion (if any) of the fund's yield.

Current yield and tax equivalent yield, which are calculated according to a formula prescribed by the SEC (see the SAI), are not indicative of the dividends or distributions which were or will be paid to a Fund's shareholders. Dividends or distributions paid to shareholders are reflected in the current distribution rate or taxable equivalent distribution rate, which may be quoted to shareholders. The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. A taxable equivalent distribution rate demonstrates the taxable distribution rate necessary to produce an after-tax distribution rate equivalent to the Fund's distribution rate (calculated as indicated above). Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gain, and is calculated over a different period of time.

In each case, performance figures are based upon past performance, reflect all recurring charges against Fund income and will assume the payment of the maximum sales charge on the purchase of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of each Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what each Fund's yield, tax equivalent yield, distribution rate, taxable equivalent distribution rate or total return may be in any future period.

General Information

Reports to Shareholders

The Trust's fiscal year ends May 31. Annual Reports containing audited financial statements of the Trust, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to one household, as well as to reduce each Fund's expenses, Investor Services will attempt to identify related shareholders within a household and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Trust at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Trust's Annual Report to Shareholders and the SAI.

Organization and Voting Rights

The Trust was organized as a Delaware business trust on November 19, 1991. The Agreement and Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest with a par value of $.01, which may be issued in any number of series and classes. Shares issued will be fully paid and non-assessable and will have no preemptive, conversion, or sinking rights. Shares of each series have equal and exclusive rights as to dividends and distributions, as declared by such series, and the net assets of such series upon liquidation or dissolution. The Trust reserves the right to issue additional classes of shares of each Fund or to add additional series to the Trust.

Shares of each series have equal rights as to voting and vote separately as to issues affecting that series, or the Trust, unless otherwise permitted by the 1940 Act. Voting rights are noncumulative, so that in any election of trustees, the holders of more than 50% of the shares of the Trust voting can elect all of the trustees, if they choose to do so, and in such event the holders of the remaining shares voting will not be able to elect any person or persons to the Board. The Trust does not intend to hold annual shareholders meetings. The Trust may, however, hold a special shareholders meeting of a series for such purposes as changing fundamental investment restrictions for the series, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by the trustees in their discretion or by shareholders holding at least ten percent of the outstanding shares of any series entitled to vote at the meeting. Shareholders will receive assistance in communicating with other shareholders in connection with the election or removal of trustees such as that provided in Section 16(c) of the 1940 Act.

Redemptions by Each Fund

Each Fund reserves the right to redeem, at net asset value, shares of any shareholder whose account has a value of less than $50, but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided advance notice is given to the shareholder.
More information is included in the SAI.

Account Registrations

An account registration should reflect the investor's intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" and "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.

Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."

Except as indicated, a shareholder may transfer an account in a Fund carried in "street" or "nominee" name by the shareholder's securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform the shareholder's delivering securities dealer. To effect the transfer, a shareholder should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealer(s) to evidence consent to the transfer. Under current procedures, the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from the shareholder's delivering securities dealer. In the future it may be possible to effect such transfers electronically through the services of the NSCC.

Each Fund may conclusively accept instructions from an owner or the owner's nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by the owner, the nominee, or both. If a securities dealer or other representative is of record on an investor's account, the investor will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by a Fund and the Shareholder Services Agent, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.

Any questions regarding an intended registration should be answered by the securities dealer handling the investment or by calling Franklin's Fund Information Department.

Important Notice Regarding
Taxpayer IRS Certifications

Pursuant to the Code and U.S. Treasury regulations, a Fund may be required to report to the Internal Revenue Service ("IRS") any taxable dividend, capital gain distribution, or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. A shareholder may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by the shareholder is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.

Portfolio Operations

The following persons are primarily responsible for the day-to-day management of the Funds' portfolios.

Thomas Kenny
Senior Vice President of Advisers

Mr. Kenny is the Director of Franklin's Municipal Bond Department. He joined Franklin in 1986. He received a Bachelor of Arts degree in Business and Economics from the University of California at Santa Barbara and a Master of Science degree in Finance from Golden Gate University. He is a member of several municipal securities industry related committees and associations.

Robert Schubert
Portfolio Manager of Advisers

Mr. Schubert attended Fairleigh Dickenson University, Rutherford, New Jersey, and has been in the securities industry since 1960. Mr. Schubert has been with the Franklin Templeton Group since 1989, initially managing two tax-exempt bond funds and the equity trading desk at Templeton in Florida. He moved to Franklin in California in 1994.

John Pomeroy
Portfolio Manager of Advisers

Mr. Pomeroy joined Advisers in 1986. He received a Bachelor of Arts degree in Business Administration from San Francisco State University in 1986 and is a member of industry related committees and associations.

Special Factors Affecting Each Fund

The following information is a brief summary of factors affecting each Fund's respective state and does not purport to be a complete description of such factors. The information is based primarily upon information derived from public documents relating to securities offerings of issuers of the respective states, from independent municipal credit reports and historically reliable sources, but it has not been independently verified by the Trust. Additional information regarding each state is included in the SAI.

Arkansas

During the past two decades, Arkansas' economic base has shifted from agriculture to light manufacturing, although agriculture remains a significant component of the state's economy and income. The state's manufacturing industry reflects the agriculture and forest resources of the state, with the largest manufacturing industries being food products, electrical products and appliances, and lumber and paper goods. Arkansas' manufacturing sector is now its largest employer, representing approximately 25% of the work force, although significant gains have also been made in the wholesale and retail trade industries which now account for 23% of the work force. As a result of the shift towards manufacturing, the state's economy is more diversified and less sensitive to cyclical changes in any one economic sector.

During 1994, Arkansas experienced strong employment growth, ranking twelfth among the states at 3.2% versus 2.6% for the country as a whole. This growth is expected to continue through 1995, especially in the services sector where growth is expected to offset a small decline in manufacturing. Population growth, fueled by the state's manufacturing economy and its attraction to retirees, should result in an increase in the state's construction industry, which is forecast to be the state's fastest growing industry over the next two years.

Despite its growth, Arkansas continues to be one of the poorest states, ranking 49th in personal income per capita. Growth in per capita income, however, has consistently exceeded the national average during recent years.

Hawaii

Hawaii's economy is tied to the economies of California and Japan, which are the origins of many Hawaiian visitors and which are slowly recovering from recent economic recessions. The state's historically strong tourism industry, which dominates its economy and which declined during the three years from 1991 to 1993, has begun to rebound. The number of visitors for the first eleven months of 1994 was up 4.9% from the same period in 1993, although still below the state's peak in 1990. The improvement in the tourism industry has been primarily the result of an improved U.S. economy, especially in California.

Corporate layoffs, a decline in the construction industry, and the movement of agricultural operations out of Hawaii to less expensive locations have slowed the state's employment growth. In February 1995, nonagricultural jobs rose 0.3% from the same time a year ago, while total employment declined. The state's unemployment also declined in February to 5.1%, which compares favorably to the nation's unemployment rate of 5.9%. Despite the reduction in unemployment, the struggling construction and agriculture industries continue to exert pressure on the state's historically strong financial position, which has been reduced as growth and tax revenues have slowed.

Tennessee

The Tennessee economy has outpaced the nation for the last five years, due to the expansion of its services sector, improved financial operations and low debt. Historically, the Tennessee economy has been characterized by a greater concentration in manufacturing employment than the United States as a whole. Although the rate of growth in manufacturing jobs has leveled off since the early 1980s, the growth that has occurred has been primarily in the transportation equipment sector, as evidenced by the expansion of the Saturn and Nissan automotive facilities and related suppliers. The new manufacturing jobs have tended to be well paying and have led to improved wealth and per capita income levels.

Diversification within the manufacturing sector into durable products, as well as the overall diversification of the state's economy into the service sector, contributed to a measure of insulation of the state's economy from the most recent national recession. Per capita personal income ranks 31st in the nation. Currently, services account for 24%, and trade and manufacturing each account for approximately 23% of the state's nonagricultural employment. Within the service sector, health care and product distribution services are taking a leading role.
Federal Express is now the largest employer in the state.

Employment gains have outpaced the U.S. over the last 12 years with an increase of 32% in Tennessee as compared to 22% for the country as a whole. Unemployment rates have been at or below the national average since 1988.

Washington

The recession hit the state of Washington later than the rest of the nation. Strong personal income and employment growth experienced by the state during the 1980s (characterized by a 26% increase in the civilian labor force) continued through 1990. Some economic softening emerged in the first quarter of 1991 as the trade and construction areas turned downward. Employment growth subsequently resumed and employment levels surpassed their pre-recession peak by the end of 1992. During 1994, the state's economy outperformed expectations due to higher than expected employment and personal income growth. The state's per capita debt is moderate at $1,204.

The state's economy continues to diversify. Looking ahead, state financial performance is anticipated to remain positive despite announced reductions in operations at Boeing, whose employees represent about 4% of the state's employment. Boeing has reduced its Washington work force by 30,000 during the last five years and additional reductions are expected. Other sectors of the state's economy are strong and are adding jobs at rates that more than offset the contraction in the aerospace industry. Employment levels rose 9.8% during the last five years despite the reductions in the aerospace industry.

FRANKLIN
MUNICIPAL
SECURITIES TRUST

Franklin Arkansas Municipal Bond Fund
Franklin California High Yield Municipal Fund
Franklin Hawaii Municipal Bond Fund
Franklin Tennessee Municipal Bond Fund
Franklin Washington Municipal Bond Fund



STATEMENT OF
ADDITIONAL INFORMATION
777 Mariners Island Blvd., P.O. Box 7777       OCTOBER 1, 1995
San Mateo, CA 94403-7777 1-800/DIAL BEN


Contents                                           Page
About the Trust..................................     2
Each Fund's Investment Objective
 and Policies....................................     2
Description of Municipal and
 Other Securities................................     3
Investment Restrictions..........................     5
Trustees and Officers............................     6
Investment Advisory and Other Services...........     9
The Trust's Policies Regarding
 Brokers Used on Portfolio Transactions..........    10
Additional Information
 Regarding Fund Shares...........................    11
The Trust's Underwriter..........................    14
Additional Information Regarding Taxation........    16
General Information..............................    17
Miscellaneous Information........................    20
Ownership and Authority Disputes.................    22
Appendix A - Further Information on
 Special Factors Affecting Each State Fund.......    22
Appendix B - Description of Municipal
 Securities Ratings..............................    25
Financial Statements.............................    27


Franklin Municipal Securities Trust (the "Trust") is an open-end management investment company consisting of five separate, non-diversified series: Franklin Arkansas Municipal Bond Fund (the "Arkansas Fund"), Franklin California High Yield Municipal Fund (the "California Fund"), Franklin Hawaii Municipal Bond Fund (the "Hawaii Fund"), Franklin Tennessee Municipal Bond Fund (the "Tennessee Fund") and Franklin Washington Municipal Bond Fund (the "Washington Fund"), each of which may be referred to collectively or separately as the "Funds" or "Fund." Each Fund seeks to provide investors with as high a level of income exempt from regular federal income taxes as is consistent with prudent investing, while seeking preservation of shareholders' capital. The Arkansas, California, Hawaii and Tennessee Funds also seek to provide a maximum level of income which is exempt from state personal income taxes for resident shareholders of each such state. The state of Washington currently imposes no state income tax. As a secondary objective the California Fund will seek capital appreciation to the extent this is possible and is consistent with its principal investment objective.

Each Fund seeks to accomplish its objective by investing primarily in municipal securities issued by its respective state and the state's political subdivisions, agencies and instrumentalities which pay interest exempt such state's personal income taxes (if any) and regular federal income taxes.

Each Fund's (except the California Fund) investments in municipal securities will be limited to such investments rated in one of the four highest ratings categories by a recognized ratings agency or in securities which are not rated, but deemed to be comparable in quality. In addition to its ability to invest in higher rated municipal securities, the California High Yield Fund may invest, without percentage limitation, in lower rated or unrated but deemed to be comparable in quality municipal securities.

Prospectuses for the Funds dated October 1, 1995, as may be amended from time to time, provide the basic information a prospective investor should know before investing in a Fund and may be obtained without charge from the Trust or from its principal underwriter, Franklin/Templeton Distributors, Inc.
("Distributors"), at the address shown above.

This Statement of Additional Information (the "SAI") is not a prospectus. It contains information in addition to and in more detail than set forth in the Prospectuses. This SAI is intended to provide an investor with additional information regarding the activities and operations of the Trust and each Fund, and should be read in conjunction with the Prospectuses.

About the Trust

The Trust is an open-end management investment company, commonly called a "mutual fund." The Trust was organized in November 1991 as a Delaware business trust. The Trust issues shares of beneficial interest with a par value of $0.01 per share. The Trust currently consists of five non-diversified series, but may in the future issue additional series, each of which maintains a totally separate investment portfolio.

Each Fund's Investment
Objective and Policies

As noted in the relevant prospectus, each Fund attempts to invest 100% and, as a matter of fundamental policy, invests at least 80% of the value of its net assets in municipal securities, the interest on which is exempt from regular federal income taxes, but which may be deemed to be a preference item under the federal alternative minimum tax. It is also the policy of each Fund to invest at least 65% of its total assets in bonds which pay interest that is exempt from personal income tax in its respective state, where such state imposes an income tax. Interest paid on certain types of municipal obligations, such as "private activity bonds," and the dividends to be paid by each Fund therefrom, although exempt from regular federal income tax, may be deemed to be a preference item under the federal alternative minimum tax, and thus subject to the federal alternative minimum tax.

Thus, it is possible, although not anticipated, that up to 20% of each Fund's net assets could be in obligations subject to regular federal taxation and/or up to 35% of each Fund's total assets could be in municipal securities from other states. In addition, it is possible that each Fund's investments could consist entirely of bonds, the interest on which is subject to the federal alternative minimum tax.

The Arkansas, Hawaii, Tennessee and Washington Funds may invest, without percentage limitation, in securities having at the time of purchase one of the four highest ratings of Moody's Investors Service ("Moody's") (Aaa, Aa, A, Baa), Standard & Poor's Corporation ("S&P") (AAA, AA, A, BBB), Fitch Investors Service, Inc. ("Fitch") (AAA, AA, A, BBB), or in securities which are not rated, provided that, in the opinion of the Fund's investment manager, Franklin Advisers, Inc. ("Advisers" or "Manager"), such securities are comparable in quality to those within the four highest ratings. These are considered to be "investment grade" securities, although bonds rated in the fourth highest rating category by the foregoing rating services are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and to have some speculative characteristics. In addition, the California High Yield Fund may invest, without percentage limitation, in lower rated securities and may invest up to 5% of its assets (at the time of purchase) in defaulted securities. Risk considerations of investments in lower rated bonds are described in the Prospectus for the California Fund. A description of the ratings is included in Appendix B to this SAI.

Although each Fund seeks to invest all its assets in a manner designed to accomplish its objectives, there may be times where market conditions limit the availability of appropriate municipal securities or, in the investment manager's opinion, there exist uncertain economic, market, political, or legal conditions which may jeopardize the value of municipal securities. Accordingly, for temporary defensive purposes, each Fund may invest more than 20% and up to 100% of its total assets in taxable, fixed-income obligations, and each Fund may invest more than 35% and up to 100% of the value of its total assets in instruments, the interest on which is exempt from regular federal income taxes, but not the respective state's personal income tax, where such state imposes an income tax.

It is the policy of each Fund that illiquid securities (a term which means securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities) may not constitute, at the time of purchase or at any time, more than 10% of the value of the total net assets of the Fund.

Description of Municipal
and Other Securities

Each Prospectus describes the general categories and nature of municipal securities. Discussed below are the major attributes of the various municipal and other securities in which each Fund may invest.

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They are usually general obligations of the issuer. Bond Anticipation Notes are normally issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

Municipal Bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds.

1. General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

2. Revenue Bonds. A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities or, in some cases, the proceeds of a special excise tax or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund, from which money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities are provided with further security in the form of state assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

Industrial Development Bonds. These are, in most cases, revenue bonds and are issued by or on behalf of public authorities to raise money for the financing of various privately-operated facilities for business manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is solely dependent on the ability of the facilities user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payment.

Variable or Floating Rate Demand Notes ("VRDNs"). These are tax-exempt obligations which contain a floating or variable interest rate and a right of demand which may be unconditional, to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The interest rates are adjustable at intervals ranging from daily up to monthly, and are calculated to maintain the market value of the VRDN at approximately its par value upon the adjustment date.

Zero Coupon Securities. A Fund's investment in zero coupon and delayed interest bonds may cause a Fund to recognize income and make distributions to shareholders prior to the receipt of cash payments. Zero-coupon securities make no periodic interest payments but instead are sold at a deep discount from their face value. The buyer receives a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specific maturity date.

Because zero-coupon securities bear no interest and compound semi-annually at the rate fixed at the time of issuance, the value of such securities is generally more volatile than other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, zeros fall more dramatically than bonds paying interest on a current basis when interest rates rise. When interest rates fall, zero-coupon securities rise more rapidly in value, because the bonds reflect a fixed rate of return.

In order to generate cash to satisfy distribution requirements, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

When-Issued Purchases. New issues of municipal securities are offered on a when-issued basis; that is, payment for and delivery of the securities (the "settlement date") normally takes place after the date that the offer is accepted. The purchase price and the yield that will be received on the securities are each fixed at the time the buyer enters into the commitment. While the Trust will always make commitments to purchase such securities with the intention of actually acquiring the securities, it may nevertheless sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is each Fund's intention to be fully invested to the extent practicable and subject to the policies stated in the Prospectus. At the time the Trust makes the commitment to purchase a municipal bond on a when-issued basis, it will record the transaction and reflect the value of the security in determining each Fund's net asset value. The Trust does not believe that each Fund's net asset value or income will be adversely affected by the purchase of municipal bonds on a when-issued basis. Each Fund will establish a segregated account, in which it will maintain cash and marketable securities equal in value to commitments for when-issued securities.

Escrow secured bonds or defeased bonds are created when an issuer refunds in advance of maturity (or pre-refunds) an outstanding bond issue which is not immediately callable, and it becomes necessary or desirable to set aside funds for redemption of the bonds at a future date. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest of the advance refunded bond. Escrow secured bonds will often receive a AAA rating from S&P and Moody's.

The Funds may invest in all types of U.S. government securities including: (1) U.S. Treasury obligations with varying interest rates, maturities and dates of issuance, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (original maturities of one to ten years) and U.S. Treasury bonds (generally original maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as GNMA, the Export-Import Bank and the Farmers Home Administration. Some of the Fund's investments will include obligations which are supported by the full faith and credit pledge of the U.S. government. In the case of U.S. government obligations which are not backed by the full faith and credit pledge of the U.S. government (e.g., obligations of FNMA and a Federal Home Loan Bank), a Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Commercial Paper refers to promissory notes issued by corporations in order to finance their short-term credit needs.

There may, of course, be other types of municipal securities that become available which are similar to the foregoing described municipal securities and in which each Fund may invest so long as they are consistent with the Fund's investment objective and policies.

Loans of Portfolio Securities. Consistent with procedures approved by the Board of Trustees and subject to the following conditions, each Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 10% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Fund's custodian bank collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 102%. Such collateral shall consist of cash. The lending of securities is a common practice in the securities industry. A Fund engages in security loan arrangements with the primary objective of increasing the Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, the Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

Portfolio Turnover. Each Fund expects that its portfolio turnover rate will generally not exceed 100%, but this rate should not be construed as a limiting factor.

Investment Restrictions

The Trust has adopted the following restrictions as additional fundamental policies of each Fund. These policies may not be changed with respect to any Fund without the approval of a majority of the outstanding voting securities of such Fund. Under the Investment Company Act of 1940 (the "1940 Act"), a "vote of a majority of the outstanding voting securities" of the Trust or of a particular Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Trust or of such Fund or (2) 67% or more of the shares of the Trust or of such Fund present at a shareholders meeting if more than 50% of the outstanding shares of the Trust or of such Fund are represented at the meeting in person or by proxy. A Fund may not:

1. Borrow money or mortgage or pledge any of its assets, except that borrowing (and a pledge of assets therefore) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value.

2. Buy any securities on "margin" or sell any securities "short," except that it may use such short-term credits as are necessary for the clearance of transactions.

3. Make loans, except by engaging in repurchase transactions and except through the purchase of readily marketable debt securities which are either publicly distributed or customarily purchased by institutional investors. Although such loans are not presently intended, this prohibition will not preclude a Fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower, provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of the Fund's total assets at the time of the most recent loan.

4. Act as underwriter of securities issued by other persons, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities, except that, in the case of the Arkansas and Tennessee Funds, all or substantially all of the assets of either Fund may be invested in another registered investment company having the same investment objective and policies as the Fund.

5. Purchase securities from or sell to the Trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust's officers, trustees, or investment adviser own beneficially more than 1/2 of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities, except that, in the case of the Arkansas and Tennessee Funds, to the extent this restriction is applicable, all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment objective and policies as the Fund, or except as permitted under investment restriction Number 9 regarding the purchase of shares of money market funds managed by Advisers or its affiliates.

6. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

7. Invest in commodities and commodity contracts, puts, calls, straddles, spreads, or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that it may purchase, hold, and dispose of obligations with puts attached in accordance with its investment policies.

8. Invest in companies for the purpose of exercising control or management, except that, in the case of the Arkansas and Tennessee Funds, to the extent this restriction is applicable, all or substantially all of the assets of either Fund may be invested in another registered investment company having the same investment objective and policies as the Fund.

9. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, provided that, in the case of the Arkansas and Tennessee Funds, all or substantially all of the assets of either Fund may be invested in another registered investment company having the same investment objective and policies as the Fund. To the extent permitted by exemptions which may be granted under the 1940 Act, each Fund may invest in shares of one or more money market funds managed by Advisers or its affiliates.

10. Invest more than 25% of its assets in securities of any industry, except that, in the case of the Arkansas and Tennessee Funds, to the extent this restriction is applicable, all or substantially all of the assets of either Fund may be invested in another registered investment company having the same investment objective and policies as the Fund. For purposes of this limitation, municipal securities and U.S. government obligations are not considered to be part of any industry.

So long as the percentage restrictions above are observed by each Fund at the time it purchases any security, changes in values of particular Fund assets or the assets of a Fund as a whole will not cause a violation of any of the foregoing restrictions.

To the extent municipal securities constitute securities issued to finance non-governmental business activities, they are generally not deemed to be exempt from taxation under federal law. As such, these securities, if purchased by a Fund, will be subject to the prohibition in investment restriction number 10 against concentrating in an industry.

In addition, the Funds may not invest in real estate limited partnerships or in interests in oil, gas or other mineral leases.

Trustees and Officers

The Board of Trustees has the responsibility for the overall management of the Trust and each Fund, including general supervision and review of each Fund's investment activities. The trustees, in turn, elect the officers of the Trust who are responsible for administering day-to-day operations of the Trust and each Fund. The affiliations of the officers and trustees and their principal occupations for the past five years are listed below. Trustees who are deemed to be "interested persons" of the Trust, as defined in the 1940 Act, are indicated by an asterisk (*).

 Frank H. Abbott, III (74)           Trustee
 1045 Sansome St.
 San Francisco, CA 94111

President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Group of Funds.

 Harris J. Ashton (63)               Trustee
 General Host Corporation
 Metro Center, 1 Station Place
 Stamford, CT 06904-2045

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc.; (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

*Harmon E. Burns (50)                Vice President
 777 Mariners Island Blvd.           and Trustee
 San Mateo, CA 94404

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 43 of the investment companies in the Franklin Templeton Group of Funds.

 S. Joseph Fortunato (63)            Trustee
 Park Avenue at Morris County
 P. O. Box 1945
 Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

 David W. Garbellano (80)            Trustee
 111 New Montgomery St., 402
 San Francisco, CA 94105

Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 30 of the investment companies in the Franklin Group of Funds.

*Charles B. Johnson (62)             Chairman of
 777 Mariners Island Blvd.           the Board
 San Mateo, CA 94404                 and Trustee

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/ Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc.; and of 57 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (55)         President
 777 Mariners Island Blvd.           and Trustee
 San Mateo, CA 94404

Executive Vice President and Director, Franklin Resources, Inc.; and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/ Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc.; and of 43 of the investment companies in the Franklin Templeton Group of Funds.

 Frank W. T. LaHaye (66)             Trustee
 20833 Stevens Creek Blvd.
 Suite 102
 Cupertino, CA 95014

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc.; Director, FischerImaging Corporation; and director or trustee, as the case may be, of 26 of the investment companies in the Franklin Group of Funds.

 Gordon S. Macklin (67)              Trustee
 8212 Burning Tree Rd.
 Bethesda, MD 20817

Chairman, White River Corporation (information services); Director, Fund American Enterprises Holdings, Inc.; Lockheed Martin Corporation, MCI Communications Corporation, MedImmune, Inc.; (biotechnology), InfoVest Corporation (information services), and Fusion Systems Corporation (industrial technology); and director, trustee or managing general partner, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds; and formerly held the following positions: Chairman, Hambrecht and Quist Group; Director, H & Q Healthcare Investors; and President, National Association of Securities Dealers, Inc.

 Hayato Tanaka (78)                  Trustee
 277 Haihai St.
 Hilo, HI 96720

Retired, former owner of The Jewel Box Orchids; and director or trustee, as the case may be, of two of the Franklin Group of Funds.

 Kenneth V. Domingues (63)           Vice President -
 777 Mariners Island Blvd.           Financial
 San Mateo, CA 94404                 Reporting and
                                     Accounting
                                     Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

 Martin L. Flanagan (35)             Vice President
 777 Mariners Island Blvd.           and Chief
 San Mateo, CA 94404                 Financial
                                     Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

 Deborah R. Gatzek (46)              Vice President
 777 Mariners Island Blvd.           and Secretary
 San Mateo, CA 94404

Senior Vice President - Legal, Franklin Resources, Inc.; and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

 Charles E. Johnson (39)             Vice President
 777 Mariners Island Blvd.
 San Mateo CA 94404

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc.; and Franklin Institutional Services Corporation; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and officer and/or director or trustee, as the case may be, of 24 of the investment companies in the Franklin Templeton Group of Funds.

 Thomas J. Kenny (32)                Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Senior Vice President, Franklin Advisers, Inc.; and officer of eight of the investment companies in the Franklin Group of Funds.

 Diomedes Loo-Tam (56)               Treasurer and
 777 Mariners Island Blvd.           Principal
 San Mateo, CA 94404                 Accounting
                                     Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

 Edward V. McVey (58)                Vice President
 777 Mariners Island Blvd.
 San Mateo, CA 94404

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.

Trustees not affiliated with the investment manager ("nonaffiliated trustees") may in the future be, but are not currently paid fees. As indicated above, certain of the Trust's nonaffiliated trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds" and the Templeton Group of Funds (the "Franklin Templeton Group of Funds") from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated trustees by other funds in the Franklin Templeton Group of Funds.

                                                                                       Number of Boards in
                                                            Total Fees Received From the Franklin Templeton
                                                             the Franklin Templeton    Group of Funds On
         Name                                                    Group of Funds*       Which Each Serves**
         Frank H. Abbott, III.............................           $176,870                   31
         Harris J. Ashton.................................            319,925                   56
         S. Joseph Fortunato..............................            336,065                   58
         David Garbellano.................................            153,300                   30
         Frank W.T. LaHaye................................            150,817                   26
         Gordon S. Macklin................................            303,685                   53
         Hayato Tanaka....................................                400                    2


*For the calendar year ended December 31, 1994.

**The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the trustees are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of more than 162 U.S. based mutual funds or series.

Nonaffiliated trustees are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or trustee received any other compensation directly from the Trust. Certain officers or trustees who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of July 5, 1995, the trustees and officers, as a group, owned of record and beneficially approximately 9,113.807 shares of the California Fund, or less than 1% of the total outstanding shares of the California Fund and no shares of the other Funds. Many of the Trust's trustees also own shares in various of the other funds in the Franklin Templeton Group of Funds. Charles E. Johnson is the son and nephew, respectively, of Charles B. Johnson and Rupert H. Johnson, Jr., who are brothers.

Investment Advisory and Other Services

The investment manager of each Fund in the Trust is Advisers. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly-owned holding company whose shares are listed on the New York Stock Exchange (the "Exchange"). Resources owns several other subsidiaries which are involved in investment management and shareholder services. The Manager and other subsidiary companies of Resources currently manage over $128 billion in assets for over 3.8 million shareholders in addition to foundations and endowments, employee benefit plans, and individuals.

Pursuant to the management agreement, the Manager provides investment research and portfolio management services, including the selection of securities for the Funds to purchase, hold or sell and the selection of brokers through whom each Fund's portfolio transactions are executed. The Manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The Manager's activities are subject to the review and supervision of the trustees to whom the Manager renders periodic reports of each Fund's investment activities. Under the terms of the management agreement, the Manager provides office space and office furnishings, facilities and equipment required for managing the business affairs of the Trust; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; and provides certain telephone and other mechanical services. The Manager is covered by fidelity insurance on its officers, directors, and employees for the protection of the Trust. See the Statement of Operations in the financial statements included in the Trust's Annual Report to Shareholders dated May 31, 1995.

Pursuant to the management agreement, each Fund is obligated to pay the Manager a fee equal to a monthly rate of 5/96 of 1% (approximately 5/8 of 1% per year) for the first $100 million of net assets of the Fund; 1/24 of 1% (approximately 1/2 of 1% per year) on net assets of the Fund in excess of $100 million up to $250 million; and 9/240 of 1% (approximately 45/100 of 1% per year) of net assets of the Fund in excess of $250 million. The fee is computed and paid monthly based on the average daily net assets of each Fund during the month.

The Manager has agreed in advance to waive all of its management fees and make payment of certain operating expenses of the Funds. This arrangement may be terminated by the Manager at any time upon notice to the Trust's Board of Trustees. The management agreement specifies that the management fee will be reduced to the extent necessary to comply with the most stringent limits on the expenses which may be borne by each Fund as prescribed by any state in which such Fund's shares are offered for sale. The most stringent current limit requires the Manager to reduce or eliminate its fee to the extent that aggregate operating expenses of each Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses such as litigation costs) would otherwise exceed in any fiscal year 21/2% of the first $30 million of average net assets of the Fund, 2% of the next $70 million of average net assets of the Fund and 11/2% of average net assets of the Fund in excess of $100 million. Expense reductions have not been necessary based on state requirements.

The table below sets forth on a per Fund basis the management fees before any advance waiver and the fees paid for the fiscal years ended May 31, 1993, 1994, and 1995.


1995                         Fees Before    Management
                               Advance       Fees Paid
                               Waiver       By the Fund
Arkansas Fund............       $ 18,634        $0
California Fund..........        256,329         0
Hawaii Fund..............        175,686         0
Tennessee Fund...........         22,569         0
Washington Fund..........         29,848         0



1994                         Fees Before    Management
                               Advance       Fees Paid
                               Waiver       By the Fund

Arkansas Fund............       $  1,175        $0
California Fund..........        111,730         0
Hawaii Fund..............        152,252         0
Tennessee Fund...........          1,181         0
Washington Fund..........         22,669         0



1993                         Fees Before    Management
                               Advance       Fees Paid
                               Waiver       By the Fund

Arkansas Fund............            n/a       n/a
California Fund..........        $ 1,175        $0
Hawaii Fund..............         61,202         0
Tennessee Fund...........            n/a       n/a
Washington Fund..........          1,167         0


The management agreement is in effect until March 31, 1996. Thereafter, it may continue in effect for successive annual periods providing such continuance is specifically approved at least annually by a vote of the Trust's Board of Trustees or by a vote of the holders of a majority of each Fund's outstanding voting securities, and in either event by a majority vote of the trustees who are not parties to the management agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Trust or by the Manager on 30 days' written notice and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

Other Services

Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), a wholly-owned subsidiary of Resources, is the shareholder servicing agent for the Funds and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian of the securities and other assets of the Trust. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.

Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Trust's independent auditors. During the fiscal year ended May 31, 1995, their auditing services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders dated May 31, 1995.

The Trust's Policies Regarding
Brokers Used on Portfolio Transactions

Since most purchases made by the Trust are principal transactions at net prices, the Trust incurs little or no brokerage costs. Each Fund deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by utilizing the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price. As a general rule, the Funds do not purchase bonds in underwritings where they are not given any choice, or only limited choice, in the designation of dealers to receive the commission. Each Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services rendered by such dealers in the execution of orders. It is not possible to place a dollar value on the special executions or on the research services received by Advisers from dealers effecting transactions in portfolio securities. The allocations of transactions in order to obtain additional research services permits Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, the Manager and its affiliates may use this research and other data in their investment advisory capacities with other clients. Provided that the Trust's officers are satisfied that the best execution is obtained, the sale of Fund shares may also be considered as a factor in the selection of broker-dealers to execute each Fund's portfolio transactions.

If purchases or sales of securities of a Fund and one or more other investment companies or clients supervised by the Manager are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as any Fund is concerned. In other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Fund.

During the past three fiscal years ended May 31, 1995, the Funds paid no brokerage commissions. As of May 31, 1995, the Funds did not own securities of their regular broker-dealers.

Additional Information
Regarding Fund Shares

All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of the Funds must be denominated in U.S. dollars. Each Fund reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) honor the transaction or make adjustments to a shareholder's account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

In connection with exchanges (see Prospectuses "Exchange Privilege"), it should be noted that since the proceeds from the sale of shares of an investment company generally are not available until the fifth business day following the redemption, the fund into which a Fund's shareholders are seeking to exchange reserve the right to delay issuing shares pursuant to an exchange until said fifth business day. The redemption of shares of a Fund to complete an exchange for shares of any of the investment companies will be effected at the close of business on the day the request for exchange is received in proper form at the net asset value then effective.

A Fund may impose a $10 charge for each returned item, against any shareholder account which, in connection with the purchase of Fund shares, submits a check or a draft which is returned unpaid to the Fund.

Shares are eligible to receive dividends beginning on the first business day following settlement of the purchase transaction, through the date on which the Fund writes a check or sends a wire on redemption transactions.

Dividend checks which are returned to the Funds marked "unable to forward" by the postal service will be deemed to be a request by the shareholder to change the dividend option and the proceeds will be reinvested in additional shares at net asset value until new instructions are received.

Each Fund may deduct from a shareholder's account the costs of its efforts to locate a shareholder if mail is returned as undeliverable or the Fund is otherwise unable to locate the shareholder or verify the current mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

Under agreements with certain banks in Taiwan, Republic of China, the Funds' shares are available to such banks' discretionary trust funds at net asset value. The banks may charge service fees to their customers who participate in the discretionary trusts. Pursuant to agreements, a portion of such service fees may be paid to Distributors, or an affiliate of Distributors, to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Shares of the Funds may be offered to investors in Taiwan through securities firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, shares of each Fund will be offered with the following schedule of sales charges:

                                                  Sales
Size of Purchase - in U.S. dollars               Charge
Up to $100,000................................      3%
$100,000 to $1,000,000........................      2%
Over $1,000,000...............................      1%

Purchases and Redemptions
through Securities Dealers

Orders for the purchase of shares of each Fund received in proper form prior to the scheduled closing of the Exchange (generally 1:00 p.m. Pacific time) any business day that the Exchange is open for trading and promptly transmitted to the Fund will be based upon the public offering price determined that day. Purchase orders received by securities dealers or other financial institutions after the scheduled closing of the Exchange will be effected at the Fund's public offering price on the day it is next calculated. The use of the term "securities dealer" herein shall include other financial institutions which, pursuant to an agreement with Distributors (directly or through affiliates), handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity.

Orders for the redemption of shares are effected at net asset value subject to the same conditions concerning time of receipt in proper form. It is the securities dealer's responsibility to transmit the order in a timely fashion and any loss to the customer resulting from failure to do so must be settled between the customer and the securities dealer.

Special Net Asset Value Purchases

As discussed in the Prospectuses under "How to Buy Shares of the Fund(s) - Description of Special Net Asset Value Purchases," certain categories of investors may purchase shares of a Fund without a front-end sales charge ("net asset value") or a contingent deferred sales charge. Distributors or one of its affiliates may make payments, out of its own resources, to securities dealers who initiate and are responsible for such purchases, as indicated below. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer, or set off against other payments due to the securities dealer, in the event of investor redemptions made within 12 months of the calendar month following purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or its affiliates, and the securities dealer.

The following amounts may be paid by Distributors or one of its affiliates, out of its own resources, to securities dealers who initiate and are responsible for
(i) purchases of most equity and taxable-income Franklin Templeton Funds made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers): 1.00% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more; and (ii) purchases of most taxable income Franklin Templeton Funds made at net asset value by non-designated retirement plans: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These payment breakpoints are reset every 12 months for purposes of additional purchases. With respect to purchases made at net asset value by certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more, Distributors, or one of its affiliates, out of its own resources, may pay up to 1% of the amount invested.

Letter of Intent

An investor may qualify for a reduced sales charge on the purchase of shares of a Fund, as described in the Prospectuses. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based upon purchases in more than one of the Franklin Templeton Funds will be effective only after notification to Distributors that the investment qualifies for a discount. The shareholder's holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions made by the shareholder during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending upon the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to designated benefit plans. An investor who executes a Letter of Intent prior to a change in the sales charge structure for a Fund will be entitled to complete the Letter of Intent at the lower of (i) the new sales charge structure; or (ii) the sales charge structure in effect at the time the Letter of Intent was filed with a Fund.

As mentioned in the Prospectuses, five percent (5%) of the amount of the total intended purchase will be reserved in shares of a Fund registered in the investor's name. If the total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in the name of the investor or delivered to the investor or the investor's order. If the total purchases, less redemptions, exceed the amount specified under the Letter of Intent and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance the reserved shares held for the investor's account will be deposited to an account in the name of the investor or delivered to the investor or to the investor's order. If within 20 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize such difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to the investor.

Redemptions in Kind

Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of a Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission (the "SEC"). In the case of requests for redemption in excess of such amounts, the trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of such Fund. In such circumstances, the securities distributed would be valued at the price used to compute a Fund's net assets. Should a Fund do so, a shareholder may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind; however, should it happen, shareholders may not be able to timely recover their investment and may also incur brokerage costs in selling such securities.

Redemptions by Each Fund

Due to the relatively high cost of handling small investments, each Fund reserves the right to redeem, involuntarily, at net asset value, the shares of any shareholder whose account has a value of less than one-half of the initial minimum investment required for that shareholder, but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares. Until further notice, it is the present policy of each Fund not to exercise this right with respect to any shareholder whose account has a value of $50 or more. In any event, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the account to at least $100.

Calculation of Net Asset Value

As noted in the Prospectuses, each Fund generally calculates net asset value as of the scheduled closing of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. As of the date of this SAI, the Trust is informed that the Exchange observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund's portfolio securities are valued as stated in the Prospectuses. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the scheduled closing of the Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the scheduled closing of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Board of Trustees.

Reinvestment Date

Shares acquired through the reinvestment of dividends will be purchased at the net asset value determined on the business day following the record date (sometimes known as the ex-date). The processing date for the reinvestment of dividends may vary from month to month, and does not affect the amount or value of the shares acquired.

Reports to Shareholders

The Trust sends annual and semi-annual reports to its shareholders regarding each Fund's performance and its portfolio holdings. Shareholders who would like to receive an interim quarterly report may phone Fund Information at 1-800/DIAL BEN.

Special Services

The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors of the Funds. The cost of these services is not borne by the Funds.

Investor Services may pay certain financial institutions, which maintain omnibus accounts with the Funds on behalf of numerous beneficial owners, for recordkeeping operations performed with respect to such beneficial owners. For each beneficial owner in the omnibus account, the Funds may reimburse Investor Services an amount not to exceed the per account fee which the Funds normally pay Investor Services. Such financial institutions may also charge a fee for their services directly to their clients.

The Trust's Underwriter

Pursuant to an underwriting agreement in effect until March 31, 1996, Distributors acts as principal underwriter in a continuous public offering for shares of each Fund. The underwriting agreement will continue in effect for successive annual periods provided that its continuance is specifically approved at least annually by a vote of the Trust's Board of Trustees or by a vote of the holders of a majority of the outstanding voting securities of each Fund, and in either event by a majority vote of the Trust's trustees who are not parties to the underwriting agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of distribution of each Fund's shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

In connection with the offering of the Funds' shares, aggregate underwriting commissions received by Distributors for the fiscal years ended May 31, 1993, 1994, and 1995 and the amounts retained after reallowances to dealers were as follows:


1995                            Total          Total
                             Commissions    Commissions
                              Received       Retained
Arkansas Fund............       $ 62,191       $ 2,536
California Fund..........        475,044        34,733
Hawaii Fund..............        185,598        12,861
Tennessee Fund...........         98,793         4,642
Washington Fund..........         34,183         2,172



1994                            Total          Total
                             Commissions    Commissions
                              Received       Retained
Arkansas Fund............       $      0       $     0
California Fund..........        847,492        66,225
Hawaii Fund..............        420,455        51,159
Tennessee Fund...........              0             0
Washington Fund..........         81,291         4,336



1993                            Total          Total
                             Commissions    Commissions
                              Received       Retained
Arkansas Fund............            n/a           n/a
California Fund..........       $  1,801       $     0
Hawaii Fund..............        538,200        54,367
Tennessee Fund...........            n/a           n/a
Washington Fund..........              0             0


Distribution Plans

The Funds have adopted Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the "Plans"), whereby the Hawaii Fund may pay up to a maximum of 0.10% per annum (1/10 of 1%) of its average daily net assets for expenses incurred in the promotion and distribution of its shares, and the Arkansas, California, Tennessee and Washington Funds may pay up to a maximum of 0.15% per annum of their average daily net assets for expenses incurred in the promotion and distribution of their shares.

Pursuant to these Plans, Distributors or others will be entitled to be reimbursed each quarter (up to the maximum as stated above) for actual expenses incurred in the distribution and promotion of a Fund's shares, including, but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with a Fund, Distributors or its affiliates.

In addition to the payments to which Distributors or others are entitled under the Plans, the Plans also provide that to the extent a Fund, the Manager or Distributors or other parties on behalf of a Fund, the Manager or Distributors, make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares of a Fund within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the Plan.

In no event shall the aggregate asset-based sales charges which include payments made under the Plans, plus any other payments deemed to be made pursuant to the Plans, exceed the amount permitted to be paid pursuant to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., Article III,
Section 26(d)4.

The terms and provisions of the Plans relating to required reports, term, and approval are consistent with Rule 12b-1. The Plans do not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in subsequent years.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the Plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. Such banking institutions, however, are permitted to receive fees under the Plans for administrative servicing or for agency transactions. If a bank were prohibited from providing such services, its customers who are shareholders would be permitted to remain shareholders of a Fund and alternate means for continuing the servicing of such shareholders would be sought. In such an event, changes in the services provided might occur and such shareholders might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these changes. Securities laws of states in which a Fund's shares are offered for sale may differ from the interpretations of federal law expressed herein, and banks and financial institutions selling shares of a Fund may be required to register as dealers pursuant to state law.

Each Plan has been approved in accordance with the provisions of Rule 12b-1. Each plan is renewable annually by a vote of the Trust's Board of Trustees, including a majority vote of the trustees who are non-interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such trustees be done by the non-interested trustees. Each Plan and any related agreement may be terminated at any time, without any penalty, by vote of a majority of the non-interested trustees on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the Management Agreement with the Manager or the Underwriting Agreement with Distributors, or, as to each Fund, by vote of a majority of that Fund's outstanding shares. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

Each Plan and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of each Fund's outstanding shares, and all such material amendments to a Plan or any related agreements shall be approved by a vote of the non-interested trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board of Trustees at least quarterly on the amounts and purpose of any payment made under the Plans and any related agreements, as well as to furnish the Board of Trustees with such other information as may reasonably be requested in order to enable the Board of Trustees to make an informed determination of whether the Plans should be continued.

For the fiscal year ended May 31, 1995, the total amount paid by each Fund pursuant to the Plans was paid to brokers or dealers in the amounts listed below.

Fund                                         Amount paid
Arkansas Fund............................       $   898
California Fund..........................        35,842
Hawaii Fund..............................        19,175
Tennessee Fund...........................         1,672
Washington Fund..........................         2,286


Additional Information Regarding Taxation


As stated in the Prospectuses, each fund has elected and/or intends to elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The trustees reserve the right not to maintain the qualification of any Fund as a regulated investment company if they determine such course of action to be beneficial to the shareholders. In such case, a Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, to the alternative minimum tax on a portion of its tax-exempt income, and distributions (including tax-exempt interest dividends to shareholders) will be taxable to the extent of such Fund's available earnings and profits.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the 12-month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Funds and received by the shareholder on December 31 of the calendar year in which they are declared. Each Fund intends as a matter of policy to declare and pay such dividends, if any, in December to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. For most shareholders, gain or loss will be recognized in an amount equal to the difference between the shareholder's basis in the shares and the amount received, subject to the rules described below. If such shares are a capital asset in the hands of the shareholder, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

Since the Funds' income is derived from interest income and gain on the sale of portfolio securities rather than dividend income, no portion of the Funds' distributions will generally be eligible for the corporate dividends-received deduction. None of the distributions paid by the Funds for the fiscal year ended May 31, 1995, qualified for this deduction and it is not anticipated that any of the current year dividends for any of the Funds will so qualify.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of such Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.

All or a portion of the sales charge incurred in purchasing shares of a Fund will not be included in the federal tax basis of such shares sold or exchanged within 90 days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the FranklinTempleton Funds (defined under "How to Buy Shares of Each Fund" in the Prospectuses) and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. Shareholders should consult with their tax advisors concerning the tax rules applicable to the redemption or exchange of Fund shares.

Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by a Fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a fund. Investments in GNMA/FNMA securities and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. While it is not the primary investment objective of any Fund of the Trust to invest in such obligations, the Funds are authorized to so invest for temporary or defensive purposes. To the extent that such investments are made, any affected Fund will provide shareholders with the percentage of any dividends paid which may qualify for such tax-free treatment at the end of each calendar year. Shareholders should then consult with their own tax advisers with respect to the application of their state and local laws to these distributions and on the application of other state and local laws on distributions and redemption proceeds received from the Fund.

Persons who are defined in the Code as "substantial users" (or related persons) of facilities financed by private activity bonds should consult with their tax advisors before purchasing shares of any Fund.

General Information

Performance

As noted in the Prospectuses, a Fund may from time to time quote various performance figures to illustrate its past performance. It may occasionally cite statistics to reflect its volatility or risk.

Performance quotations by investment companies are subject to rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Funds to compute or express performance follows.

Total Return

The average annual total return is determined by finding the average annual compounded rates of return over one-, five-, and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase order, and income dividends and capital gains are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made on the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge in effect currently.

In considering the quotations of total return by a Fund, investors should remember that the maximum front-end sales charge reflected in each quotation is the maximum one time fee (charged on all direct purchases) which will have its greatest impact during the early stages of an investor's investment in one of the Funds. The actual performance of an investment will be affected less by this charge the longer an investor retains the investment in such Fund. The average annual compounded rates of return for the Funds for the indicated periods ended on May 31, 1995 was as follows.

                                Average Annual
                                 Total Return

                         Inception    One-       From
                        of the Fund   Year     Inception
Arkansas Fund........    05/10/94        2.53%     3.03%
California Fund......    05/03/93        4.46%     3.47%
Hawaii Fund..........    02/26/92        4.61%     6.39%
Tennessee Fund.......    05/10/94        4.08%     5.06%
Washington Fund......    05/03/93        5.46%     2.62%


These figures were calculated according to the following SEC formula:

                                       n
                                 P(1+T)  = ERV

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return
n  =  number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or ten-year periods at the end of the one-, five-, or ten-year periods (or fractional portion thereof)

As discussed in the Prospectuses, a Fund may quote total rates of return in addition to its average annual total return. Such quotations are computed in the same manner as a Fund's average annual compounded rate, except that such quotations will be based on a Fund's actual return for a specified period rather than on its average return over one-, five-, and ten-year periods or fractional period thereof. The total rates of return for the indicated periods ended on May 31, 1995 was as follows:

                               Aggregate Annual
                                 Total Return

                         Inception    One-       From
                        of the Fund   Year     Inception
Arkansas Fund........    05/10/94        2.53%     3.22%
California Fund......    05/03/93        4.46      7.36
Hawaii Fund..........    02/26/92        4.61     22.41
Tennessee Fund.......    05/10/94        4.08      5.37
Washington Fund......    05/03/93        5.46      5.52


In considering the quotations of total return by a Fund, investors should remember that the sales charge reflected in each quotation is the maximum one time fee (charged on all direct purchases) which will have its greatest impact during the early stages of an investor's investment in one of the Funds. The actual performance of an investment will be affected less by this charge the longer an investor retains the investment in such Fund.

Yield

Current yield reflects the income per share earned by a Fund's portfolio investments.

Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for each of the Funds for the 30-day period ended on May 31, 1995 were as follows:

Arkansas Fund................................       5.52%
Hawaii Fund..................................       5.46
California Fund..............................       6.50
Tennessee Fund...............................       5.78
Washington Fund..............................       5.80



These figures were obtained using the following SEC formula:

                                               6
                            Yield = 2[(a-b + 1)  -1]
                                       ---
                                       cd

where:

a  =  interest earned during the period
b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends d = the maximum offering price per share on the last day of the period

Tax Equivalent Yield

A Fund may also quote a tax equivalent yield which demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Such yield is computed by dividing that portion of the yield of a Fund (computed as indicated above) which is tax-exempt by one minus the highest applicable combined federal and state income tax rate (and adding the product to that portion of the yield of a Fund that is not tax-exempt, if any). The tax equivalent yield for each of the Funds for the 30-day period ended on May 31, 1995 were as follows:

Arkansas Fund...............................        9.83%
California Fund.............................       12.09
Hawaii Fund.................................       10.04
Tennessee Fund..............................       10.18
Washington Fund.............................        9.60

As of the date of this SAI, the state and the combined state and federal income tax rates upon which tax equivalent yield quotations are based are 10% and 45.64% for the Hawaii Fund, 11% and 46.24% for the California High Yield Fund, 7% and 43.83% for the Arkansas Fund, and 6% and 43.22% for the Tennessee Fund. For the Washington Fund, which currently has no state income tax, the maximum federal tax rate of 39.6% will be used. The tax equivalent yield quotations by the Funds will be based upon a 39.6% federal income tax rate.

From time to time, as any changes to such rates become effective, tax equivalent yield quotations advertised by the Funds will be updated to reflect such changes. The Funds expect updates may be necessary as tax rates are frequently changed by federal, state and local governments. The advantage of tax-free investments, such as in the Funds of the Trust, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for each Fund.

Current Distribution Rate

Current yield and tax equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to a Fund's shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable equivalent distribution rate. The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. A taxable equivalent distribution rate demonstrates the taxable distribution rate equivalent to a Fund's current distribution rate (calculated as indicated above). The advertised taxable equivalent distribution rate will reflect the most current federal and state tax rates available to a Fund.

Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gains, and is calculated over a different period of time.

Volatility

Occasionally, statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare Fund net asset value or performance relative to a market index. One measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an premise is that greater volatility connotes greater risk undertaken in achieving performance.

Other Performance Quotations

With respect to those categories of investors who are permitted to purchase shares of a Fund at net asset value, sales literature pertaining to a Fund may quote a "Current Distribution Rate for Net Asset Value Investments." This rate is computed by adding the income dividends paid by a Fund during the last 12 months and dividing that sum by a current net asset value. Figures for yield, total return and other measures of performance for Net Asset Value Investments may also be quoted. These will be derived as described elsewhere in this SAI with the substitution of net asset value for public offering price.

Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

The Funds may include in their advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Resources is the parent company of the advisers and underwriter of both the Franklin Group of Funds(R) and Templeton Group of Funds.

Comparisons

To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements and other materials regarding the Funds may discuss various measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Such comparisons may include, but are not limited to, the following examples:

a) Salomon Brothers Broad Bond Index or its component indices - The Broad Index measures yield, price, and total return for Treasury, Agency, Corporate, and Mortgage bonds.

b) Lehman Brothers Aggregate Bond Index or its component indices - The Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee bonds.

c) Lehman Brothers Municipal Bond Index (LBMBI) or its component indices - LBMBI measures yield, price and total return for the municipal bond market.

d) Bond Buyer's 20-Bond Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

e) Bond Buyer's 30-Bond Index - an index of municipal bond yields based upon yields of 20 revenue bonds maturing in 30 years.

f) Bond Buyers 40 Bond Index - an index based on the yields of 40 long-term tax-exempt municipal bonds. Designed to be the basis for the Municipal Bond Index in futures contracts.

g) Financial publications: The Wall Street Journal and Business Week, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

h) Salomon Brothers Composite High Yield Index or its component indices - The High Yield Index measures yield, price and total return for Long-Term High-Yield Index, Intermediate-Term High-Yield Index, Long-Term Utility High-Yield Index.

i) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers and Bloomberg, L.P.

j) Merrill Lynch California Municipal Bond Index - based upon yields from revenue and general obligation bonds weighted in accordance with their respective importance to the California municipal market. The index is published weekly in the Los Angeles Times and the San Francisco Chronicle.

k) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

l) Savings & Loan Historical Interest Rates as published by the U.S. Savings & Loan League Fact Book.

m) Inflation as measured by the Consumer Price Index, published by the U.S. Bureau of Labor Statistics.

From time to time, advertisements or information for the Funds may include a discussion of certain attributes or benefits to be derived by an investment in the Funds. Such advertisements or information may include symbols, headlines, or other material which highlight or summarize the information discussed in more detail in the communication.

Advertisements or information may also compare the Funds' performance to the return on certificates of deposit or other investments. Investors should be aware, however, that an investment in the Funds involve the risk of fluctuation of principal value, a risk generally not present in an investment in a certificate of deposit issued by a bank. For example, as the general level of interest rates rise, the value of the Funds' fixed-income investments, as well as the value of their shares which are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Funds' shares can be expected to increase. Certificates of deposit are frequently insured by an agency of the U.S. government. An investment in the Funds is not insured by any federal, state or private entity.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the indices and averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their figures. In addition there can be no assurance that the Funds will continue this performance as compared to such other averages.

Other Features and Benefits

Each of the Funds may help investors achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college cost and/or other long-term goals. The Franklin College Costs Planner may assist an investor in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads an investor through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that such goals will be met.

Miscellaneous Information

The Funds of the Trust are members of the Franklin Templeton Group, one of the largest mutual fund organizations in the United States and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 47 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $128 billion in assets under management for more than 3.8 million shareholder accounts and offers 162 U.S.-based mutual funds. Each Fund may identify itself by its NASDAQ or CUSIP number.

The Dalbar Surveys, Inc. broker/dealer survey has ranked Franklin number one in service quality for five of the past seven years.

From time to time advertisements or sales material issued by the Fund may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit, research and public education organization. The report illustrates, among other things, the amount of time, on an annual basis, the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

Franklin is one of the largest and oldest managers of municipal bond funds in the country. Franklin currently offers 42 tax-free and municipal bond funds (funds whose dividends may be subject to the alternative minimum tax system), including 33 funds free from both federal and state personal income taxes, and manages over $41.2 billion in municipal securities for more than 875,000 investors.

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 1994, taxes could cost as much as $47 on every $100 earned from a fully taxable investment (based on the combined 39.6% federal tax rate and the highest state tax rate of 12% for 1994. In addition, investors subject to the federal or state alternative minimum tax may find a small portion of their income distribution subject to such tax.) Franklin municipal securities funds, however, offer tax relief through a professionally managed portfolio of municipal securities selected based on their yield, quality and maturity. An investment in a Franklin municipal securities fund can provide an investor with the potential to earn income exempt from regular federal income taxes, and depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin municipal funds may also provide potential tax-free compounding, when dividends are reinvested. An investment in Franklin's municipal securities funds can grow more rapidly than a similar taxable investment.

General

The Trust will amortize the organizational expenses attributable to each Fund over a period of five years from the effective date of the registration statement covering each Fund. New investors purchasing shares of a Fund after the effective date of such Fund's registration statement under the Securities Act of 1933 will be bearing such expenses during the amortization period.

The shareholders of a Delaware business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund(s) of which a shareholder holds shares. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding, and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

From time to time, the number of shares of each Fund held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Trust, as of July 5, 1995, the principal shareholders of the Funds, beneficial or of record, their addresses and the amount of their share ownership were as follows:

                                                                                     Number
                                                                                    of Shares     Percentage

         Arkansas Fund
         Franklin Resources, Inc..............................................      230,794.814        52.15%
         777 Mariners Island Blvd.
         San Mateo, CA 94404

         Hawaii Fund
         Franklin Resources, Inc..............................................      240,682.844         6.93%
         777 Mariners Island Blvd.
         San Mateo, CA 94404
         Liu Chang and Lucy C.H. Chang........................................      468,603.561        13.48%
         1525 Wilder Ave. 1108
         Honolulu, HI 96822

         Tennessee Fund
         Franklin Resources, Inc..............................................      230,919.695        36.99%
         777 Mariners Island Blvd.
         San Mateo, CA 94404

         Washington Municipal Bond Fund
         Franklin Resources, Inc..............................................      245,994.192        42.53%
         777 Mariners Island Blvd.
         San Mateo, CA 94404

Access persons of the Franklin Templeton Group, as defined in SEC Rule 17(j) under the 1940 Act, who are employees of Resources or its subsidiaries, are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (1) The trade must receive advance clearance from a Compliance Officer and must be completed within 24 hours after this clearance; (2) Copies of all brokerage confirmations must be sent to the Compliance Officer and within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the Compliance
Officer; (3) In addition to items (1) and (2), access persons involved in preparing and making investment decisions must file annual reports of their securities holdings each January and also inform the Compliance Officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

Ownership and Authority Disputes

In the event of disputes involving multiple claims of ownership or authority to control a shareholder's account, the Trust has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Trust to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the Internal Revenue Service in response to a Notice of Levy.

Appendix A -
Further Information on Special Factors
Affecting Each State Fund

The following information is a summary of special factors affecting each of the individual state Funds. It does not purport to be a complete description of such factors and is based primarily upon information derived from public documents relating to securities offerings of issuers of such states and other historically reliable sources. The Trust has not independently verified any of this data. The market value of the shares of any Fund may fluctuate due to factors such as changes in interest rates, matters affecting a particular state, or for other reasons.

ARKANSAS

Arkansas has consistently maintained a balanced budget and a conservative approach to its financial operations. Under the state's Revenue Stabilization
Act and other laws enacted in the early 1970s, all general obligation debt must be authorized by voters, restrictions are placed on the total amount of debt that can be issued during any two year budget cycle, and the state is prohibited from engaging in deficit spending i.e. spending cannot exceed revenues in any fiscal year. As a result, Arkansas has maintained one of the lowest debt loads of the states, despite notable increases since 1990, with debt per capita equal to $293.

During fiscal 1994, revenues collected exceeded 1993 levels by 9.3%.
Conservative estimates based on slower employment and income growth project revenue growth of 4.6% for each of fiscal years 1995 and 1996 and 5.7% for fiscal 1997. Through February, revenue collections for fiscal 1995 have actually exceeded projections by 1.8%, with declines in revenues from corporate income and alcoholic beverage taxes offset by increases in other tax categories.

Despite the state's steady and strong economic growth, many counties in Arkansas may face financial pressures in the coming years, as a result of the state
Supreme Court's recent ruling declaring a county's one cent sales tax unconstitutional. The tax was found to be unconstitutional because it exceeded the half-cent limit on general purpose sales taxes imposed by the state's constitution. This ruling could affect approximately 63 of the state's 75 counties which have general purpose sales taxes exceeding the half-cent limit, including Pulaski County, the state's most populous county.

CALIFORNIA

On June 6, 1978, California voters approved Proposition 13, which added Article
XIIIA to the California Constitution. The principal thrust of Article XIIIA is to limit the amount of ad valorem taxes on real property to one percent of the full cash value as determined by the county assessor. The assessed valuation of all real property may be increased, but not in excess of two percent per year, or decreased to reflect the rate of inflation or deflation as shown by the consumer price index. Article XIIIA requires a vote of two thirds of the qualified electorate to impose special taxes, and completely prohibits the imposition of any additional ad valorem, sales or transaction tax on real property (other than ad valorem taxes to repay general obligation bonds issued to acquire or improve real property), and requires the approval of two-thirds of all members of the State Legislature to change any state tax laws resulting in increased tax revenues.

On November 6, 1979, California voters approved the initiative seeking to amend the California Constitution entitled "Limitation of Government Appropriations" which added Article XIIIB to the California Constitution. Under Article XIIIB state and local governmental entities have an annual appropriations limit and may not spend certain monies which are called appropriations subject to limitations (consisting of tax revenues, state subventions and certain other funds) in an amount higher than the appropriations limit. Generally, the appropriations limit is to be based on certain 1978-79 expenditures, and is to be adjusted annually to reflect changes in consumer prices, population and services provided by these entities.

Decreases in state and local revenues in future fiscal years as a consequence of these initiatives may continue to result in reductions in allocations of state revenues to California municipal issuers or reduce the ability of such California issuers to pay their obligations.

In its third year of economic recovery, California continues to show gradual improvement. Although a large portion of the deficit accumulated during the rececession still remains, it the state will likely be able to retire its outstanding short-term borrowing as scheduled in April. Its balance sheet is still weak, but California's reliance on external cash flow has been reduced from previous years, and in the fiscal year ended June 30, 1995, the state produced an operating surplus of approximately $800 million.

The 1995-1996 budget, which was passed on August 3, 1995, calls for an operating surplus of approximately $600 million. The budget relies on the unlikely prospect that federal government will provide $500 million in new funding for incarceration of illegal aliens and other programs, as well as allow California to cut an additional $500 million from federally mandated programs such as AFDC and MediCal. At the same time, the temporary top marginal personal income tax rates have expired, bringing down such rates from 10% and 11% to 9.3%. School funding will increase by approximately $1 billion over last year, and there will be an 8% increase in the share of the state budget devoted to prisons.

California's long-term economic difficulties will continue for an extended period of time despite a gradually improving economy. K-12 education and prison costs are expected to rise more rapidly than the overall budget, and county governments are having difficulties resulting from the shift of property taxes from counties to schools. Even in areas where the growth rates appear to be decreasing, such as in health and welfare spending, it is likely that California will encounter the same uncertainties faced by other states as the federal government leaves more control to the states and as California's population grows older.

Financial, economic and political factors will continue to have significant effects on the health of the California economy. Voter initiatives have a strong impact on the budget, and the budget process has difficulty reconciling spending needs with a low tolerance for taxes. The constitutional reform commission will present a final plan to address many of these issues in January, and California's credit condition is expected to improve at a fairly limited rate unless such a plan is adopted.

HAWAII

Hawaii has historically enjoyed a strong financial position. Past recessions in both the U.S. and Asia, however, adversely affected the state's tourism and construction industries, two of its largest industries, resulting in substantial reductions in economic growth and tax revenues. Economic recovery has been slow, creating financial pressures on the state's fiscal position.

Hawaii's debt levels are high and continue to grow, primarily due to the state's role in delivering services such as education and health care. Debt per capita is $4,150 and total debt service represents approximately 11% of the state's operating expenditures. While debt at the state level is high, overall debt is manageable as counties continue to have relatively low debt burdens.

During fiscal 1994, decreased growth and tax revenues resulted in a reduction of the state's general fund balance of approximately $25 million, although reserves remain strong at 8% of current expenditures. Over the next several years, fiscal pressures are expected to continue. By 1997, the general fund balance is projected to decline to 2.5% of the state's expenditures and spending cuts of more than $150 million will be required.

TENNESSEE

Tennessee has historically had a sound financial position, though as in many states, the recession has had a negative impact on revenues. Although the recession produced shortfalls in fiscal years 1991 and 1992, renewed economic growth, increased taxes, and cost controls in fiscal 1993 generated a $132 million general fund surplus and the rainy day revenue fluctuation fund was restored to $150 million from $75 million in 1992. For fiscal 1994, revenues growth continued and the Rainy Day Fund has reached $150 million and it is expected to remain at that level through the fiscal year ended 1995.

In January 1994, TennCare, the state's comprehensive health care program, was implemented. The program is designed to restructure the health care delivery system and extends benefits to the uninsured. It is anticipated that the state should be able to produce sizable savings and limit the growth of Medicaid spending. The state has received a waiver from the federal government to be free of the requirements of the Medicaid program. The 1995-1996 budget assumes no new revenues or taxes and includes reductions in state agency budget. Also included in the state's budget initiatives for fiscal 1995-1996 is continued implementation of the Education Improvement Act of 1992, which guarantees a basic level of service for all primary and secondary school students in the state under a Basic Education Program formula. A substantial portion of the capital outlay projects continue to be financed on a current basis. Funds from general obligation bonds have been used mostly for higher education and correctional facilities.

Tennessee's financial operations are considerably different than most other states because there is no state payroll income tax. This factor, together with the state's reliance on the sales tax for approximately 60% of general fund receipts, exposes total state tax collections to considerably more volatility than would otherwise be the case and, in the event of an economic downswing, could affect the state's ability to pay principal and interest in a timely manner.

Debt issuance is limited by statute, additional general obligation bonds may only be issued if pledged special revenues for the preceding fiscal year are at least 1.5 times the peak annual debt service requirements on both new and outstanding bonds. In 1994, the debt service limit was $326.2 million and the peak debt service was $102.4 million. Tennessee's outstanding general obligation indebtedness is $837 million. Overall debt remains low at $633 per capita.

WASHINGTON

During 1991, in response to economic softening, the state made downward revisions in its economic and revenue forecasts for the 1991-93 biennium, and enacted corresponding adjustments on the expenditure side of the budget. As a result of the adjustments, the 1991-93 biennium closed with an ending unreserved general fund balance of approximately $234 million, in addition to a $100 million balance in the budget stabilization fund (or "rainy day fund"). These balances have decreased from the beginning of the 1993-1995 biennium, when the unreserved fund balance and the rainy day fund stood at $468 million and $260 million, respectively.

The total 1993-95 biennial general fund budget was $16.3 billion, up 6% over the 1991-1993 biennium. On April 6, 1994, the governor signed a supplemental budget, which included $168 million of additional spending for various one-time items, including grants to local school districts. The state ended the 1993-1995 biennium with $455 million in the general fund.

In November 1993, voters approved Initiative 601, which will limit state spending increases to the average of the rate of inflation and population growth over the previous three years beginning with the 1995-1997 biennium. The impact of Initiative 601 is expected to be significant but manageable. Since July 1, 1995, tax increases require a two-thirds vote of the legislature but only up to the spending limit.

The total 1995-97 biennial general fund budget is $17.6 billion. The budget successfully closed a gap reflecting new expenditures of approximately $2 billion necessary to keep up with growth in education enrollment, prison populations, debt service and health care costs. The state addressed the $2 billion imbalance through a combination of expenditure reductions, program restructurings, and increases in revenue, which included an expansion of the sales tax base to include selected business services and an increase in the business and occupation tax rate. In May 1995, the governor signed a supplemental budget, which included revenue and expenditure adjustments and initiated limits to program growth in anticipation of the July 1, 1995 implementation of Initiative 601. Presently, Washington does not have an income tax and although from time to time one has been proposed, it was not seriously considered during the 1995-97 biennial budget debate.

State financial performance is anticipated to be remain positive despite continued reductions in operations at Boeing, whose employees represent about 4% of the state's employment and the 1995 implementation of Initiative 601. The state, in response to earlier Boeing reductions, promptly lowered its revenue forecasts and enacted a 1993-95 biennial budget aimed at enhancing reserve levels and bringing spending and revenue back into balance.

Appendix B -
Description of Municipal Securities Ratings

Municipal Bonds

Moody's Investors Service ("Moody's")

Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have predominantly speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con. (-): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches.
Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis condition.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Corporation ("S&P")

AAA: Municipal bonds rated AAA are highest-grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market they move with interest rates and, hence, provide the maximum safety on all counts.

AA: Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

A: Municipal bonds rated A are regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but also, to some extent, economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Note:  The S&P ratings may be modified by the  addition of a plus (+) or minus
(-) sign to show  relative standing within the major rating categories.

Fitch's Investors Services, Inc. ("Fitch")

AAA bonds: (highest quality) "the obligor has an extraordinary ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events."

AA bonds: (high quality) "the obligor's ability to pay interest and repay principal, while very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue."

A bonds: (good quality) "the obligor's ability to pay interest and repay principal is strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings."

BBB bonds: (satisfactory bonds) "the obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings."

Municipal Notes

Moody's

Moody's ratings for state, municipal, and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing; factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG 1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG 2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG 3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG 4: Notes are of adequate quality, carrying specific risk but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After
June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

Commercial Paper

Moody's

Moody's Commercial Paper ratings, which are also applicable to municipal paper investments permitted to be made by the Trust, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong.
However, the relative degree of safety is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


Fitch


Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.

F-1: Very strong credit quality. Reflect on assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.


Financial Statements


The audited financial statements contained in the Annual Report to Shareholders of the Trust dated May 31, 1995, including the auditors' report, are incorporated herein by reference.



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